LEGG MASON PARTNERS FUNDS

125 Broad Street

New York, New York 10004

Special Meeting of Shareholders to be held February 9, 2007

December 28, 2006

Dear Shareholder:

You are being asked to vote on a proposed transaction related to the legacy Citigroup Asset Management funds you own. These funds consist of the Legg Mason Partners funds (formerly known as Smith Barney funds), the Salomon Brothers funds and the CitiFunds.

A chart summarizing the proposals to reorganize the funds is included on the reverse side of this letter, and detailed information about each of the proposals is contained in the enclosed materials.

The Boards of Trustees of each of the funds identified as “your fund” on the reverse side of this letter has called a special meeting of shareholders (“Meeting”) for your fund to be held on February 9, 2007, at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th floor, New York, New York 10022 at 10:00 a.m. Eastern Time in order to vote on the proposed transaction regarding your fund(s). Each transaction involves a proposal to reorganize your fund into Legg Mason Partners Variable Aggressive Growth Portfolio (formerly, Smith Barney Variable Aggressive Growth Portfolio) (a “Reorganization”). The attached Proxy Statement/Prospectus only asks for your approval of the proposed Reorganization for your fund(s). After careful consideration, the Board(s) of the respective fund(s) recommends that you vote “FOR” each proposed Reorganization.

The Reorganizations are part of a larger set of initiatives that Legg Mason has recently undertaken following its acquisition of Citigroup Asset Management in 2005. These initiatives are designed to integrate and streamline many of the company’s mutual fund offerings, including the legacy Citigroup Asset Management funds, in an effort to focus on those funds that Legg Mason believes offer the best prospects for long-term viability, attractive long-term performance and greater asset growth over time. Asset growth over time offers the potential for greater economies of scale, lower expenses and greater portfolio management efficiency. The other initiatives, which are not included in the attached materials, include proposals to reorganize other funds as well as proposed changes in the investment strategies, policies and restrictions of certain funds and changes to the funds’ fee structures and forms of organization. Certain of these initiatives also will require shareholder approval. The Boards of the affected funds have recently approved these initiatives and if the initiatives apply to your fund, they have been presented for your consideration and approval in separate sets of proxy materials that were sent to you earlier in the fall. Legg Mason believes that these initiatives also will create a stronger and more cohesive family of funds.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To vote, simply sign and return the voting instruction card in the enclosed postage-paid envelope or follow the instructions on the voting instruction card for voting by touch-tone telephone or on the internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

R. Jay Gerken

President and Chief Executive Officer

Legg Mason Partners Variable Portfolios II

Legg Mason Partners Investment Series

N

Your Fund	Surviving Fund
Legg Mason Partners Variable Aggressive Growth Portfolio (A) (formerly Greenwich Street Series Fund—Salomon Brothers Variable Aggressive Growth Fund)	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (formerly Smith Barney Aggressive Growth Portfolio)

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (formerly Smith Barney Premier Selections All Cap Growth Portfolio)	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (formerly Smith Barney Aggressive Growth Portfolio)

LEGG MASON PARTNERS FUNDS

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed combined Proxy Statement/Prospectus describes a proposal to reorganize your fund(s) into a compatible fund. While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the proposed fund reorganizations. Please refer to the more complete information contained elsewhere in the combined Proxy Statement/Prospectus about the reorganizations.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATIONS

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board of your fund has approved a reorganization, subject to shareholder approval, under which your fund would be combined with Legg Mason Partners Variable Aggressive Growth Portfolio (B), another Legg Mason-affiliated fund that has investment objectives and policies similar to your fund. If shareholders of your fund approve the reorganization, you would become a shareholder of Legg Mason Partners Variable Aggressive Growth Portfolio (B).

Q.	HOW WILL A REORGANIZATION AFFECT ME?

A. If the reorganization of your fund is approved, your fund’s assets and liabilities will be combined with the assets and liabilities of the surviving fund and you will become a shareholder of the surviving fund. You will receive shares of the surviving fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHY IS THE REORGANIZATION BEING RECOMMENDED?

A. As you may be aware, on December 1, 2005, Legg Mason acquired substantially all the asset management businesses of Citigroup Asset Management. Since that time, Legg Mason has undertaken a broad set of initiatives, including a comprehensive review of its various products, with the goal of integrating and streamlining the legacy Citigroup Asset Management funds, in an effort to focus on those funds that we believe offer the best prospects for long-term viability, attractive long-term performance and greater asset growth over time. Asset growth over time offers the potential for greater economies of scale, lower expenses and greater portfolio management efficiency.

Q.	ARE MY FUND’S INVESTMENT OBJECTIVE AND POLICIES SIMILAR TO THOSE OF ITS SURVIVING FUND?

A. Legg Mason has recommended the surviving fund based on, among other factors, its evaluation of the compatibility of your fund’s investment objective and policies with those of the surviving fund. There are, however, certain differences in investment objectives, principal investment policies and strategies, and principal risks between your fund and the surviving fund. Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus. The following chart provides a brief summary of some of the more significant of these differences, as considered by your fund’s Board.

Reorganization	Significant Differences in Objectives and Strategies
Legg Mason Partners Variable Aggressive Growth Portfolio (A) into Legg Mason Partners Variable Aggressive Growth Portfolio (B)

The investment objectives of the funds are identical. Both funds seek capital appreciation.

The principal investment policies of the funds differ as follows:

•   Your fund may invest up to 20% of its assets in securities of foreign issuers, while the surviving fund may invest up to 10% of its assets in foreign securities.

•   Your fund may hold up to 35% of its assets in cash and short-term investments for cash management purposes; may not invest in a master demand note if as a result more than 10% of the value of its total assets would be invested in such notes or other illiquid securities; may

Reorganization	Significant Differences in Objectives and Strategies

invest in special situations involving new management, special products and techniques, unusual developments, mergers or liquidations; and may use derivatives to hedge its investments, as a substitute for buying and selling securities or as a cash flow management technique.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio into Legg Mason Partners Variable Aggressive Growth Portfolio (B)

There are no material differences in the investment objectives of the funds. Your fund seeks long-term capital growth, while the surviving fund seeks capital appreciation.

The principal investment policies of the funds differ as follows:

•   Your fund allocates its assets among growth stocks of small, medium and large capitalizations according to specified targets, while the surviving fund has the flexibility to vary its investments among various capitalizations.

•   Your fund may invest up to 25% of its assets in foreign securities, while the surviving fund may invest up to 10% of its assets in foreign securities.

•   Your fund may use derivative contracts to hedge its investments, as a substitute for buying or selling securities, as a cash flow management technique, or to enhance its return.

•   Your fund is permitted to engage in short sales.

Q.	HOW WILL THE REORGANIZATION AFFECT FUND FEES AND EXPENSES?

A. The chart below illustrates the effect of the reorganizations on your fund’s fees and expenses:

Legg Mason Partners Variable Aggressive Growth Portfolio (A) into Legg Mason Partners Variable Aggressive Growth Portfolio (B)

•   Total operating expenses for both classes of the surviving fund are lower than your fund’s current total operating expenses

•   The management fee of the surviving fund is the same as your fund’s current management fee

Legg Mason Variable Premier Selections All Cap Growth Portfolio into Legg Mason Partners Variable Aggressive Growth Portfolio (B)

•   Total operating expenses of the surviving fund are lower than your fund’s current total operating expenses

•   The management fee of the surviving fund is the same as your fund’s current management fee

Please see “Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by the surviving fund.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH THE REORGANIZATION?

A. No. No sales load, deferred sales charge, commission, redemption fee, or other transactional fee will be charged as a result of the reorganization. You will receive shares of the surviving fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION?

A. Redemptions or exchanges of fund shares which occur before the closing of the reorganization will be processed according to your fund’s policies and procedures in effect at the time of the redemption or exchange.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION?

A. No. You will receive the same class of shares of the surviving fund that you currently hold, which have privileges identical to your shares, except that shareholders of Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio will receive Class I shares of Legg Mason Partners Variable Aggressive Growth Portfolio (B), which have privileges identical to your shares.

Please see “Comparison of Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Appendix C-Purchases, Redemptions and Exchanges of Fund Shares-Other Shareholder Information” in the Proxy Statement/Prospectus for a description of the differences among fund classes.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATION?

A. Each reorganization is intended to qualify as a tax-free transaction for Federal income tax purposes. Assuming the reorganization of your fund qualifies for such treatment, you will not recognize a gain or loss for Federal income tax purposes as a result of the reorganization. As a condition to the closing of the reorganization, your fund will receive an opinion of counsel to the effect that the reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of your fund’s reorganization.

Q.	WHAT HAPPENS IF SHAREHOLDERS OF ONE FUND APPROVE THEIR REORGANIZATION, WHILE SHAREHOLDERS OF THE OTHER FUND DO NOT?

A. Neither of the proposed reorganizations is contingent upon the approval of the other reorganization. Thus, if shareholders of your fund approve the reorganization of your fund, your fund will be reorganized into the surviving fund even if shareholders of the other fund do not approve their reorganization.

Q.	WHO WILL PAY FOR THE REORGANIZATION?

A. Legg Mason and the funds will share the costs of the Reorganization involving the Legg Mason Partners funds. Please see “Proxy Solicitation” in the Proxy Statement/Prospectus for a description of the costs to be borne by Legg Mason and those to be borne by the funds.

Q.	WHY AM I RECEIVING MULTIPLE PROXY MATERIALS OR OTHER MATERIALS FROM MY FUND?

A. Legg Mason has developed a broader set of initiatives designed to integrate and streamline the legacy Citigroup Asset Management funds. The other initiatives, which are not included in the attached materials, include proposals to reorganize other legacy Citigroup Asset Management funds as well as a number of other governance- and investment-related matters. The Boards of the affected funds have approved these initiatives. The initiatives that apply to your fund have been presented for your consideration and were approved earlier in the year. For a discussion of certain of these proposals, see “Effect of Proposed ‘Shell’ Reorganizations of the Funds,” “Fundamental Investment Restrictions” and “Form of Organization” in the Proxy Statement/Prospectus.

Q.	ARE THERE ANY PROPOSED CHANGES TO THE SURVIVING FUND THAT I SHOULD KNOW ABOUT?

A. Yes. As part of the initiatives referred to in the previous question, shareholders of the surviving fund have approved certain proposals, including electing Board members and approving certain other governance- and investment-related proposals. It is currently anticipated that they would take effect before the end of the first half of 2007.

Q.	HOW DOES MY BOARD RECOMMEND THAT I VOTE?

A. Your fund’s Board, including all of the independent Board members, unanimously recommends that you vote FOR the reorganization of your fund.

Q.	WHAT HAPPENS IF A REORGANIZATION IS NOT APPROVED?

A. If the shareholders of your fund do not approve the reorganization of your fund, then you will remain a shareholder of your fund.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders just like you fail to vote their proxies, your fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

Q.	WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

A. If shareholders approve the reorganization of your fund, the reorganization of your fund is expected to occur on April 27, 2007.

Q.	HOW CAN I VOTE?

A. In addition to voting by mail by returning the enclosed voting instruction card, you may also vote by either touch-tone telephone or online via the Internet, as follows:

To vote by touch-tone telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your voting instruction card at hand.	(1) Read the Proxy Statement/Prospectus and have your voting instruction card at hand.

(2) Call the toll-free number that appears on your voting instruction card.	(2) Go to the website that appears on your voting instruction card.

(3) Enter the control number set out on the voting instruction card and follow the simple instructions.	(3) Enter the control number set out on the voting instruction card and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned shares of your fund at the close of business on December 15, 2006, you are entitled to vote those shares, even if you are no longer a shareholder of the fund.

Q.	WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions on how to cast your vote, please call Computershare Fund Services, your fund’s proxy solicitor, at 866-813-8523.

Your vote is important. Please vote promptly to avoid the additional expense of another solicitation.

LEGG MASON PARTNERS VARIABLE PORTFOLIOS II

Legg Mason Partners Variable Aggressive Growth Portfolio (A)

(formerly Greenwich Street Series Fund—Salomon Brothers Variable Aggressive Growth Fund)

LEGG MASON PARTNERS INVESTMENT SERIES

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

(formerly Smith Barney Premier Selections All Cap Growth Portfolio)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on February 9, 2007

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of each of the above-referenced Funds (each an “Acquired Fund”), will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022, on February 9, 2007, at 10:00 a.m., Eastern time, for the following purposes:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the respective Acquired Fund, in exchange for shares of Legg Mason Partners Variable Aggressive Growth Portfolio (B) (formerly Smith Barney Aggressive Growth Portfolio) (the “Acquiring Fund”) (a “Reorganization”) to be distributed to the shareholders of the respective Acquired Fund and (ii) the subsequent termination of the Acquired Fund.

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of each Acquired Fund at the close of business on December 15, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

Shares of the Funds are offered only to variable annuity and variable life insurance separate accounts established by insurance companies (each, a “Participating Insurance Company,” and collectively, the “Participating Insurance Companies”) to fund variable annuity contracts and variable life insurance policies (the “Variable Annuity Funds”). The rights accompanying shares of the Variable Annuity Funds are legally vested in the variable annuity contracts and variable life insurance products offered by the separate accounts of Participating Insurance Companies. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance policies. A signed voting instruction form or other authorization by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the proposal. Those persons who have a voting interest at the close of business on December 15, 2006 will be entitled to submit instructions to their Participating Insurance Company. Each Participating Insurance Company will vote Variable Annuity Fund shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions. For purposes of this combined Proxy Statement/Prospectus, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in the Acquired Fund) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.

If you hold shares through a variable annuity contract or a variable life insurance policy, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your Participating Insurance Company specific instructions as to how you want your shares to be voted.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions as present for purposes of determining a quorum.

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YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED VOTING INSTRUCTION FORM AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

By Order of the Boards of Trustees,

Robert I. Frenkel

Secretary

December 28, 2006

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

II

PROXY STATEMENT/PROSPECTUS

DECEMBER 28, 2006

PROXY STATEMENT FOR:

LEGG MASON PARTNERS VARIABLE PORTFOLIOS II

Legg Mason Partners Variable Aggressive Growth Portfolio (A)

(formerly Greenwich Street Series Fund—Salomon Brothers Variable Aggressive Growth Fund)

LEGG MASON PARTNERS INVESTMENT SERIES

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

(formerly Smith Barney Premier Selections All Cap Growth Portfolio)

(collectively, the “Acquired Funds”)

125 Broad Street

New York, New York 10004

1-800-451-2010

PROSPECTUS FOR:

LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.

Legg Mason Partners Variable Aggressive Growth Portfolio (B)

(formerly Smith Barney Aggressive Growth Portfolio)

(the “Acquiring Fund”)

(each a “Fund” and, collectively, the “Funds”)

125 Broad Street

New York, New York 10004

1-800-451-2010

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Boards of Trustees (each a “Board”) of each of the Acquired Funds for a Special Meeting of Shareholders of each Acquired Fund (the “Meeting”). Each Meeting will be held on February 9, 2007 at 10:00 a.m., Eastern time, at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022. At the Meeting, shareholders of each Acquired Fund will be asked to consider and act upon the following:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the respective Acquired Fund, in exchange for shares of the Acquiring Fund (the “Reorganization”) to be distributed to the shareholders of the respective Acquired Fund and (ii) the subsequent termination of such Acquired Fund.

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Each Reorganization Agreement contemplates the transfer of all of the assets and the assumption of all of the liabilities of an Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund. Each Acquired Fund would then distribute to its shareholders the portion of the shares of the Acquiring Fund to which each such shareholder is entitled, with each shareholder receiving shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization. Thereafter, each Acquired Fund would be terminated.

You are being asked to approve the Reorganization Agreement pursuant to which a Reorganization would be accomplished. Because shareholders of the Acquired Funds are being asked to approve a transaction that will result in their holding shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund.

If the Reorganization Agreement is approved, the shareholders of the Acquired Fund will receive shares of the Acquiring Fund according to the following chart:

Acquired Fund–Share Class Exchanged	Acquiring Fund–Share Class Received
Legg Mason Partners Variable Aggressive Growth Portfolio (A) (formerly Greenwich Street Series Fund—Salomon Brothers Variable Aggressive Growth Fund)	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (formerly Smith Barney Aggressive Growth Portfolio)
Class I Class II	Class I Class II
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (formerly Smith Barney Premier Selections All Cap Growth Portfolio)	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (formerly Smith Barney Aggressive Growth Portfolio)
Single Class	Class I

If a Reorganization is approved, each shareholder of a class of an Acquired Fund will receive the same class of shares of the Acquiring Fund, except shareholders of the single share class of Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio will receive Class I shares of Legg Mason Partners Variable Aggressive Growth Portfolio (B).

Shareholders should be aware that, if shareholders of one Acquired Fund approve the Reorganization Agreement for that Fund, the reorganization of that Fund will be effected, even if the shareholders of the other Acquired Fund do not approve its Reorganization Agreement.

The Reorganizations are being structured as tax-free reorganizations for Federal income tax purposes. See “Information about the Reorganizations-Federal Income Tax Consequences” below. Shareholders should consult their tax advisors to determine the actual impact of the Reorganizations in light of their individual tax circumstances.

Each Fund is a series of an open-end management investment company. The investment objectives and principal investment strategies of each Acquired Fund are comparable to those of the Acquiring Fund. There are, however, certain

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differences in investment objectives, policies, strategies and principal risks. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated December 28, 2006 relating to this Proxy Statement/Prospectus and the Reorganizations has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Funds at the address listed above or calling Shareholder Services at 800-451-2010.

For more information regarding the Funds, see the current prospectuses and statements of additional information of the Funds (the “Fund SAIs” and each, a “Fund SAI”) filed with the SEC on the dates as listed in Appendix A; the Acquired Funds’ prospectuses and the Fund SAIs are incorporated into this Proxy Statement/Prospectus by reference.

The most recent annual report and the semi-annual report next succeeding such annual report, if any, for each Fund, which highlights certain important information such as investment performance and expense and financial information and which have been filed with the SEC, are incorporated herein by reference. You may receive a copy of the prospectus, Fund SAI, annual report and semi-annual report for each Fund by contacting Shareholder Services at 800-451-2010, or by writing the Funds at the address listed above.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

A copy of the form of Reorganization Agreement pertaining to each Reorganization accompanies this Proxy Statement/Prospectus as Appendix B.

The information contained herein concerning the Acquired Funds has been provided by, and is included herein in reliance upon, the Acquired Funds. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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ii

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and each Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus as Appendix B.

Proposed Reorganizations

At meetings held in June, July and October 2006, the Board of each Acquired Fund and the Board of the Acquiring Fund, including all of the Board members who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”), unanimously approved the applicable Reorganization Agreement. Each Reorganization Agreement provides for:

1.	the transfer of all of the assets and the assumption of all of the liabilities of the applicable Acquired Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of such Acquired Fund;

2.	the distribution of shares of the Acquiring Fund to the shareholders of the respective Acquired Fund; and

3.	the termination of the Acquired Fund.

Each Reorganization Agreement is subject to approval by the shareholders of the applicable Acquired Fund. The Reorganizations, if approved by shareholders, are scheduled to be effective as of the close of business on April 27, 2007, or on such later date as the parties may agree (“Closing Date”). As a result of the Reorganizations, each shareholder of an Acquired Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the close of business on the Closing Date. Neither of the Reorganizations is contingent upon the approval of the other Reorganization. Thus, if shareholders of one Acquired Fund approve the Reorganization for such Acquired Fund, such Acquired Fund will be reorganized into the Acquiring Fund even if shareholders of the other Acquired Fund do not approve their Reorganization. See “Information about the Reorganizations” below. For more information about the shares offered by the Acquired Funds and the Acquiring Fund see “Purchases, Redemptions and Exchanges of Fund Shares-Other Shareholder Information” in Appendix C.

For the reasons set forth below in “Information about the Proposed Reorganizations-Reasons for the Reorganizations and Board Considerations,” the Board of each Acquired Fund, including all of the Independent Board Members, has concluded that the Reorganization of such Acquired Fund would be in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Boards, therefore, are hereby submitting the Reorganization Agreements to the shareholders of the Acquired Funds and recommend that shareholders of each Acquired Fund vote “FOR” the Reorganization Agreement effecting the Reorganization for that Fund. The Board of the Acquiring Fund has approved each Reorganization on behalf of the Acquiring Fund.

For each Acquired Fund, approval of the relevant Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Fund. See “Voting Information” below.

Prior to completion of a Reorganization, the Funds will have received an opinion of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. Accordingly, no gain or loss will be recognized by an Acquired Fund or its shareholders as a result of the Reorganization of such Acquired Fund, and the aggregate tax basis of the Acquiring Fund shares received by each Acquired Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Acquired Fund shares. For more information about the Federal income tax consequences of the Reorganizations, see “Information about the Proposed Reorganizations-Federal Income Tax Consequences” below.

Some of the portfolio assets of an Acquired Fund may be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to the Acquired Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Each Acquired Fund has unused capital loss carryforwards, as described in more detail below. Each Reorganization would impact the use of these loss carryforwards by benefiting the shareholders of the combined fund, rather than only the shareholders of the Acquired Fund. In the case of Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio, the use of the loss carryforwards is limited based on a limitation from an ownership change that took place in a prior year.

Certain Defined Terms Used in this Proxy Statement and Prospectus

Legg Mason Partners Variable Aggressive Growth Portfolio (A) and Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio are series of Massachusetts business trusts (the “Massachusetts Funds”). Legg Mason Partners Variable Aggressive Growth Portfolio (B) is a series of a Maryland corporation (the “Maryland Corporation”). For ease of reference and clarity of presentation, shares of common stock of the Maryland Corporation and beneficial interest of the Massachusetts Funds are hereinafter referred to as “shares,” and holders of shares are hereinafter referred to as “shareholders”; the Boards of Trustees overseeing the Massachusetts Funds and the Board of Directors overseeing the Maryland Corporation are each referred to herein as a “Board” and collectively as the “Boards”; the Declarations of Trust governing the Massachusetts Funds and the Articles of Incorporation governing the Maryland Corporation, each as amended and supplemented, are referred to herein as a “declaration of trust”; the term “termination” refers to the liquidation of the assets and the distribution of the remaining trust property to the shareholders in accordance with their respective rights.

Comparison of Investment Objectives, Principal Investment Strategies and Risks

This section will help you compare the investment objectives, principal investment strategies and risks of the Acquired Funds and the Acquiring Fund. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds appear later in this Proxy Statement/Prospectus, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management can be found in Appendix D. These discussions include any material differences in the Funds’ “fundamental” investment policies, meaning those that can be changed only by shareholder vote, and “non-fundamental” investment policies, meaning those that can be changed by a Fund’s Board without a shareholder vote. The investment objective, principal investment strategies and risks of the Acquiring Fund will apply following the Reorganization. More information can be found in each Fund’s prospectus and Fund SAI.

Legg Mason Partners Variable Aggressive Growth Portfolio (A) (Acquired Fund) and Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund)

The investment objectives of both Funds are identical. Each Fund seeks capital appreciation.

Both Funds invest primarily in common stocks of companies that the portfolio manager believes are experiencing, or will experience, growth in earnings and/or cash flow that exceeds the average rate of earnings growth of the companies that comprise the S&P 500 Index. Both Funds may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, a significant portion of each Fund’s assets may be invested in the securities of small- to medium-sized companies because such companies often achieve higher earnings growth rates. In addition, both Funds are “diversified” under the 1940 Act, which means they are limited as to the percentage of assets that can be invested in the securities of a single issuer.

There are several differences between the Funds:

•	Legg Mason Partners Variable Aggressive Growth Portfolio (A) may invest up to 20% of its assets in securities of foreign issuers, while Legg Mason Partners Variable Aggressive Growth Portfolio (B) may invest up to 10% of its assets in foreign securities;

•	Legg Mason Partners Variable Aggressive Growth Portfolio (A) may hold up to 35% of its assets in cash and short-term investments for cash management purposes;

•	Legg Mason Partners Variable Aggressive Growth Portfolio (A) may not invest in a master demand note if as a result more than 10% of the value of its total assets would be invested in such notes and other illiquid securities;

•	Legg Mason Partners Variable Aggressive Growth Portfolio (A) may invest in special situations involving new management, special products and techniques, unusual developments, mergers and liquidations; and

•	Legg Mason Partners Variable Aggressive Growth Portfolio (A) may use derivatives to hedge its investments, as a substitute for buying and selling securities or as a cash flow management technique.

The same portfolio manager, Richard A. Freeman, manages both Funds and employs a similar investment strategy for selecting securities for each Fund’s portfolio.

The Funds are subject to similar risks. As a result of the Reorganization, however, a shareholder in Legg Mason Partners Variable Aggressive Growth Portfolio (A) will be subject to following additional risk:

•	securities lending risk.

A detailed explanation of the risks for the Funds is set out in “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (Acquired Fund) and Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund)

There are no material differences between the Funds’ investment objectives. The investment objective of Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio is long-term capital growth, while Legg Mason Partners Variable Aggressive Growth Portfolio (B)’s investment objective is capital appreciation.

In pursuing these investment objectives, both Funds invest primarily in equity securities of growth companies across all capitalization categories. Both Funds are “diversified” under the 1940 Act, which means they are limited as to the percentage of assets that can be invested in the securities of a single issuer.

There are, however, several material differences between the Funds:

•	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio allocates its assets among growth stocks of small, medium and large capitalizations according to specified target allocations, while Legg Mason Partners Variable Aggressive Growth Portfolio (B) has flexibility to vary its investments among various capitalizations.

•	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio is managed by three separate portfolio managers, with one portfolio manager managing the Large Cap Growth Segment, one portfolio manager managing the Mid Cap Growth segment and one portfolio manager managing the Small Cap Growth segment, while Legg Mason Partners Variable Aggressive Growth Portfolio (B) is managed by a single portfolio manager.

•	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio may invest up to 25% of its assets in foreign securities, while Legg Mason Partners Variable Aggressive Growth Portfolio (B) may invest up to 10% of its assets in foreign securities.

•	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio may use derivatives to hedge its investments, as a substitute for buying and selling securities, as a cash flow management technique, or to enhance its return.

•	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio is permitted to engage in short sales.

The Funds are subject to similar risks. As a result of the Reorganization, however, a shareholder in Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio will be subject to the following additional risks:

•	securities lending risk; and

•	greater exposure to small and medium cap company risk.

An investment in Legg Mason Partners Variable Aggressive Growth Portfolio (B), however, could pose less risk than investment in the Acquired Fund, because:

•	the Acquiring Fund may invest a smaller portion of its assets in foreign securities; and

•	the Acquiring Fund may use derivatives only for hedging and not for speculative purposes.

A detailed explanation of the risks for the Funds is set out in “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

Effect on Expenses

The Reorganizations will have the following effects on expenses:

Legg Mason Partners Variable Aggressive Growth Portfolio (A) (Acquired Fund) and Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund)

Following the Reorganization, total annual operating expenses paid by Acquired Fund shareholders are expected to decline for holders of Class I and Class II shares from 0.84% and 1.09% to 0.77% and 1.03%, respectively.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (Acquired Fund) and Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund)

Following the Reorganization, total annual operating expenses paid by Acquired Fund shareholders are expected to decline from 0.98% (gross) and 0.95% (net of voluntary fee waivers) to 0.77% (Class I shares of the Acquired Fund).

FEE TABLES AND EXPENSE EXAMPLES

The tables below (1) compare the estimated fees and expenses of each class of each Fund, as of August 31, 2006 and (2) show the estimated fees and expenses of each class of the combined Fund, on a pro forma basis, as if the Reorganizations occurred on August 31, 2006. The tables do not reflect additional charges and expenses which are, or may be, charged by separate accounts established by Participating Insurance Companies.

The estimates are based on the contracts and agreements in effect as of August 31, 2006 and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of August 31, 2006. Accordingly, the actual fees and expenses of each class of each Fund and the combined Fund as of the Closing Date of the Reorganizations may differ from those reflected in the tables below due to changes in net assets from those at August 31, 2006.

Changes in net assets may result from purchases and redemptions of Fund shares, market appreciation or depreciation, and other factors occurring between that date and the Closing Date of the Reorganizations. As a general matter, changes (positive or negative) in any Fund’s expense ratios resulting from fluctuations in an Acquired or Acquiring Fund’s net assets will be borne by the shareholders of the Fund and the combined Fund. For information concerning the net assets of each Fund and class as of October 31, 2006, please see “Capitalization.”

Legg Mason Partners Variable Aggressive Growth Portfolio (A) (Acquired Fund) and Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund)

The estimated expenses of Legg Mason Partners Variable Aggressive Growth Portfolio (A) and Legg Mason Partners Variable Aggressive Growth Portfolio (B) as of August 31, 2006 and pro forma expenses following the proposed Reorganization are set forth below:

	Pre-Reorganization				Pre-Reorganization
	Legg Mason Partners Variable Aggressive Growth Portfolio (A)*	Legg Mason Partners Variable Aggressive Growth Portfolio (B)*		Legg Mason Partners Variable Aggressive Growth Portfolio (B) Pro Forma Combined Fund*	Legg Mason Partners Variable Aggressive Growth Portfolio (A)*	Legg Mason Partners Variable Aggressive Growth Portfolio (B)*†	Legg Mason Partners Variable Aggressive Growth Portfolio (B) Pro Forma Combined Fund*
	Class I	Class I**		Class I**	Class II	Class II	Class II***
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None		None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	None		None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%	0.75%		0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%		0.00%	0.25%	0.25%	0.25%
Other Expenses	0.09%	0.02%		0.02%	0.09%	0.03%	0.03%

Total Annual Fund Operating Expenses	0.84%	0.77	%(a)	0.77%	1.09%	1.03%	1.03%

*

Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006, and the impact of new investment management fees for Legg Mason Partners

Variable Aggressive Growth Portfolio (A) that went into effect on October 1, 2005 and Legg Mason Partners Variable Aggressive Growth Portfolio (B) that went into effect on November 1, 2005.
**	Prior to the Reorganization, the undesignated class of shares of Legg Mason Partners Variable Aggressive Growth Portfolio (B) will be redesignated as Class I shares.
***	As of the date of this Proxy Statement/Prospectus, Legg Mason Partners Variable Aggressive Growth Portfolio (B) did not issue Class II shares.
(a)	Management has agreed to voluntarily cap expenses at 1.00%. The manager may discontinue this waiver and/or reimbursement at any time.
†	Ratios are estimated as Legg Mason Partners Variable Aggressive Growth Portfolio (B) does not currently offer Class II shares.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples do not include expenses incurred from investing through a separate account. If the examples included these expenses, the figures shown would be higher. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHAREHOLDER FEES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Partners Variable Aggressive Growth Portfolio (A)—Class I	$86	$268	$466	$1,038
Legg Mason Partners Variable Aggressive Growth Portfolio (B)—Class I*	$79	$246	$428	$955
Legg Mason Partners Variable Aggressive Growth Portfolio (B) Pro Forma Combined Fund—Class I*	$79	$246	$428	$955

	1 Year	3 Years	5 Years	10 Years
Legg Mason Partners Variable Aggressive Growth Portfolio (A)—Class II	$111	$346	$601	$1,329
Legg Mason Partners Variable Aggressive Growth Portfolio (B)—Class II†	$105	$328	$569	$1,260
Legg Mason Partners Variable Aggressive Growth Portfolio (B) Pro Forma Combined Fund—Class II**	$105	$328	$569	$1,260

†	Amounts are estimated as Legg Mason Partners Variable Aggressive Growth Portfolio (B) currently does not offer Class II shares.
*	Prior to the Reorganization, the undesignated class of class shares of Legg Mason Partners Variable Aggressive Growth Portfolio (B) will be redesignated as Class I shares.
**	As of the date of this Proxy Statement/Prospectus, Legg Mason Partners Variable Aggressive Growth Portfolio (B) did not issue Class II shares.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (Acquired Fund) and Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund)

The estimated expenses of Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio and Legg Mason Partners Variable Aggressive Growth Portfolio (B) as of August 31, 2006 and pro forma expenses following the proposed Reorganization are set forth below:

	Pre-Reorganization
	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio*		Legg Mason Partners Variable Aggressive Growth Portfolio (B)—Class I*†		Legg Mason Partners Variable Aggressive Growth Portfolio (B) Pro Forma Combined Fund—Class I*†
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%		0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses	0.23%		0.02%		0.02%

Total Annual Fund Operating Expenses	0.98	%(a)	0.77	%(b)	0.77%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006, and the impact of new investment management fees for Legg Mason Partners Variable Aggressive Growth Portfolio (B) that went into effect on November 1, 2005.
†	Prior to the Reorganization, the undesignated class of shares of Legg Mason Partners Variable Aggressive Growth Portfolio (B) will be redesignated as Class I shares.
(a)	Management has agreed to voluntarily cap expenses at 0.95%. The manager may discontinue this waiver and/or reimbursement at any time.
(b)	Management has agreed to voluntarily cap expenses at 1.00%. The manager may discontinue this waiver and/or reimbursement at any time.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples do not include expenses incurred from investing through a separate account. If the examples included these expenses, the figures shown would be higher. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHAREHOLDER FEES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	$100	$312	$542	$1,203
Legg Mason Partners Variable Aggressive Growth Portfolio (B)—Class I†	$79	$246	$428	$955
Legg Mason Partners Variable Aggressive Growth Portfolio (B) Pro Forma Combined Fund—Class I†	$79	$246	$428	$955

†	Prior to the Reorganization, the single class of shares of Legg Mason Partners Variable Aggressive Growth Portfolio (B) will be redesignated as Class I shares.

Legg Mason Partners Variable Aggressive Growth Portfolio (A) (Acquired Fund), Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (Acquired Fund) and Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund)

The estimated expenses of Legg Mason Partners Variable Aggressive Growth Portfolio (A), Legg Mason Partners Variable All Cap Growth Portfolio and Legg Mason Partners Variable Aggressive Growth Portfolio (B) as of August 31, 2006 and pro forma expenses following the proposed Reorganization are set forth below:

	Pre-Reorganization						Pre-Reorganization
	Legg Mason Partners Variable Aggressive Growth Portfolio (A)*	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio*		Legg Mason Partners Variable Aggressive Growth Portfolio (B)*		Legg Mason Partners Variable Aggressive Growth Portfolio (B) Pro Forma Combined Fund*	Legg Mason Partners Variable Aggressive Growth Portfolio (A)*	Legg Mason Partners Variable Aggressive Growth Portfolio (B)* †	Legg Mason Partners Variable Aggressive Growth Portfolio (B) Pro Forma Combined Fund*
	Class I			Class I**		Class I**	Class II	Class II	Class II***
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None		None		None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	None		None		None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%	0.75%		0.75%		0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%		0.00%		0.00%	0.25%	0.25%	0.25%
Other Expenses	0.09%	0.23%		0.02%		0.02%	0.09%	0.03%	0.03%

Total Annual Fund Operating Expenses	0.84%	0.98	%(a)	0.77	%(b)	0.77%	1.09%	1.03%	1.03%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006, and the impact of new investment management fees for Legg Mason Partners Variable Aggressive Growth Portfolio (A) that went into effect on October 1, 2005 and Legg Mason Partners Variable Aggressive Growth Portfolio (B) that went into effect on November 1, 2005.
**	Prior to the Reorganization, the undesignated class of shares of Legg Mason Partners Variable Aggressive Growth Portfolio (B) will be redesignated as Class I shares.
***	As of the date of this Proxy Statement/Prospectus, Legg Mason Partners Variable Aggressive Growth Portfolio (B) did not issue Class II shares.
(a)	Management has agreed to voluntarily cap expenses at 0.95%. The manager may discontinue this waiver and/or reimbursement at any time.
(b)	Management has agreed to voluntarily cap expenses at 1.00%. The manager may discontinue this waiver and/or reimbursement at any time.
†	Ratios are estimated as Legg Mason Partners Variable Aggressive Growth Portfolio (B) does not currently offer Class II shares.

        The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples do not include expenses incurred from investing through a separate account. If the examples included these expenses, the figures shown would be higher. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHAREHOLDER FEES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Partners Variable Aggressive Growth Portfolio (A)—Class I	$86	$268	$466	$1,038
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	$100	$312	$542	$1,203
Legg Mason Partners Variable Aggressive Growth Portfolio (B)—Class I*	$79	$246	$428	$955
Legg Mason Partners Variable Aggressive Growth Portfolio (B) Pro Forma Combined Fund—Class I*	$79	$246	$428	$955

	1 Year	3 Years	5 Years	10 Years
Legg Mason Partners Variable Aggressive Growth Portfolio (A)—Class II	$111	$346	$601	$1,329
Legg Mason Partners Variable Aggressive Growth Portfolio (B)—Class II†	$105	$328	$569	$1,260
Legg Mason Partners Variable Aggressive Growth Portfolio (B) Pro Forma Combined Fund—Class II**	$105	$328	$569	$1,260

*	Prior to the Reorganization, the undesignated class of shares of Legg Mason Partners Variable Aggressive Growth Portfolio (B) will be redesignated as Class I shares.
†	Amounts are estimated as Legg Mason Partners Variable Aggressive Growth Portfolio (B) currently does not offer Class II shares.
**	As of the date of this Proxy Statement/Prospectus, Legg Mason Partners Variable Aggressive Growth Portfolio (B) did not issue Class II shares.

Comparison of Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

Distribution arrangements for the Funds are substantially similar with respect to purchases, redemptions and exchanges.

More information about the distribution and shareholder servicing arrangements of Class I and II shares of the Acquiring Fund following the Reorganizations and the procedures for making purchases, redemptions and exchanges of Class I and II shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares-Other Shareholder Information” in Appendix C to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of each Acquired Fund with the Acquiring Fund is based upon, and qualified in its entirety by, the disclosure appearing in the prospectuses (as supplemented) of the Acquired Funds and the Acquiring Fund under the captions “Investments, Risks and Performance” and “More about the Fund’s Investments.” The prospectuses (each of which has been supplemented from time to time) are dated as follows:

Acquired Fund	Prospectus Dated
Legg Mason Partners Variable Aggressive Growth Portfolio (A)	May 1, 2006

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	February 28, 2006

Acquiring Fund	Prospectus Dated

Legg Mason Partners Variable Aggressive Growth Portfolio (B)	February 28, 2006

Additional information about each Fund’s investment objective and principal investment strategies may also be found in Appendix D to this Proxy Statement/Prospectus.

The investment objectives, principal investment strategies and principal risks of the Acquiring Fund will apply to the combined fund following a Reorganization.

Legg Mason Partners Variable Aggressive Growth Portfolio (A) (Acquired Fund) and Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund)

Investment Objectives

The investment objective of both Funds is to seek capital appreciation.

Principal Investment Policies and Strategies

The same portfolio manager manages both Funds and follows substantially similar investment policies and the same investment strategies for each Fund.

Both Funds invest primarily in common stocks of companies that the portfolio manager believes are experiencing, or will experience, growth in earnings and/or cash flow that exceeds the average rate of earnings growth of the companies that comprise the S&P 500 Index. Both Funds may invest in securities of large, well-known companies that offer prospects of long-term earnings growth. However, a significant portion of each Fund’s assets may be invested in the securities of small- to medium-sized companies because such companies often achieve higher earnings growth rates.

The portfolio manager of the Funds emphasizes individual security selection while diversifying each Fund’s investments across industries, which may help to reduce risk. The portfolio manager focuses primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Fund acquires their stocks.

When evaluating individual stocks for possible investment, the portfolio manager considers whether the company may benefit from:

•	New technologies, products or services;

•	New cost reducing measures;

•	Changes in management; or

•	Favorable changes in government regulations.

The principal differences between the Funds are as follows:

•	Legg Mason Partners Variable Aggressive Growth Portfolio (A) may invest up to 20% of its assets in securities of foreign issuers, while Legg Mason Partners Variable Aggressive Growth Portfolio (B) may invest up to 10% of its assets in foreign securities;

•	Legg Mason Partners Variable Aggressive Growth Portfolio (A) may hold up to 35% of its assets in cash and short-term investments for cash management purposes;

•	Legg Mason Partners Variable Aggressive Growth Portfolio (A) may not invest in a master demand note if as a result more than 10% of the value of its total assets would be invested in such notes and other illiquid securities;

•	Legg Mason Partners Variable Aggressive Growth Portfolio (A) may invest in special situations involving new management, special products and techniques, unusual developments, mergers and liquidations; and

•	Legg Mason Partners Variable Aggressive Growth Portfolio (A) may use derivatives to hedge its investments, as a substitute for buying and selling securities or as a cash flow management technique.

Risk Factors

Because the Funds have similar investment objectives, principal investment policies and the same portfolio manager, many of the principal risks of investing in the Funds are substantially similar. You could lose money on your investments in either Fund.

The following summarizes the principal risks of investing in the Funds:

•	Stock prices decline generally.

•	Investment style may fall out of favor with investors.

•	The portfolio manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect.

•	A particular product or service developed by a company in which the Funds invest is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company’s stock.

•

Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness.

•	Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issues and the possible imposition of exchange controls or other restrictions on investments. If the Funds invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Funds’ assets.

•	Key economic trends become materially unfavorable.

Smaller Cap Company Risk

Compared to large capitalization companies, the securities of small and medium capitalization companies are more likely to:

•	Have more volatile share prices

•	Have more limited product lines

•	Have fewer capital resources

•	Have more limited management depth

•	Experience sharper swings in market prices

•	Be harder to sell at times and prices the manager believes appropriate

•	Offer greater potential for gains and losses

An investment in Legg Mason Partners Aggressive Growth Portfolio (A) is subject to the following additional risks:

Emerging Growth Company Risk

Compared to large capitalization companies, emerging growth companies are more likely to have:

•	More limited product lines

•	Fewer capital resources

•	More limited management depth

Further, securities of emerging growth companies are more likely to:

•	Experience sharper swings in market values

•	Be harder to sell at times and prices the manager believes appropriate

•	Offer greater potential for gains and losses.

Sector Risk

Companies in similar industries may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently from other sectors or from the market as a whole. As the portfolio manager allocates more of the Acquired Fund’s portfolio holdings to a particular sector, the Acquired Fund’s performance will be more susceptible to any economic, business or other developments that generally affect that sector.

Fixed Income Risk

The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond’s price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities, are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

Credit Risk

If a security receives different ratings, the Acquired Fund will treat the securities as being rated in the highest of those ratings. The Acquired Fund may choose not to sell securities that are downgraded below the Acquired Fund’s minimum acceptable credit rating after their purchase.

Emerging Markets Risk

Emerging markets offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions, such as currency controls or seizure of private business or property may be more likely in emerging markets.

Derivative Risk

Even a small investment in derivative contracts can have a big impact on the Acquired Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing.

An investment in Legg Mason Partners Aggressive Growth Portfolio (B) is subject to the following additional risks:

Securities Lending Risk

The Acquiring Fund may engage in securities lending to increase its net investment income. The Acquiring Fund will only lend securities if the loans are callable by the Acquiring Fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Fundamental Investment Restrictions

The Boards of the Funds have adopted, and the Funds’ shareholders have approved, a uniform set of fundamental investment policies that cover certain broad topics as to which mutual funds, such as the Funds, must have policies that may be changed only with shareholder approval. In connection with this proposal, the Boards and shareholders have also approved the elimination, or the reclassification as non-fundamental, of other investment policies that are not required to be classified as fundamental, and the redesignation of the investment objectives of certain Funds as non-fundamental, which means they could be changed without shareholder approval. These changes are expected to be implemented for the Funds in the first half of 2007.

Comparison between Fundamental Investment Restrictions

Following the implementation of the changes to the Funds’ fundamental investment restrictions, the Fund’s current fundamental restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities and concentrating in a particular industry will be replaced by the new policies. Management of the Funds believes that adoption of the new policies will have no material effect on the manner in which the Funds are managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) the changes to the fundamental investment restrictions that have been approved by shareholders of the Acquired Fund in December 2006 and are expected to be implemented in the first half of 2007. Identical proposed fundamental investment restrictions have been approved by shareholders of the Acquiring Fund, so that if shareholders of the Acquired Fund approve the Reorganization, shareholders of the Acquired Fund will become shareholders of a Fund with the same fundamental investment restrictions. Following the table is an explanation of certain differences between (1) the Acquired Fund’s current fundamental investment restrictions and the fundamental investment restrictions expected to be implemented in the first half of 2007 and (2) the Acquiring Fund’s current investment restrictions which will be in effect prior to the implementation of the approved changes to the fundamental investment restrictions.

Subject	Legg Mason Partners Variable Aggressive Growth Portfolio (A) (Acquired Fund) Current Restrictions	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund) Current Restrictions

Legg Mason Partners Variable Aggressive
Growth Portfolio (A) (Acquired Fund) and
Legg Mason Partners Variable Aggressive
Portfolio (B) (Acquiring Fund) Post-
Implementation Restrictions and Brief
Discussion

Diversification	The Fund may not invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.	The Fund may not invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

No restriction.

The Fund’s current fundamental policies regarding diversification will be eliminated. Despite this change, each Fund’s status as a diversified fund will continue to be changeable only with the approval of such Fund’s shareholders.

Borrowing:	The Fund may not borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions or similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.	The Fund may not borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions or similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Subject	Legg Mason Partners Variable Aggressive Growth Portfolio (A) (Acquired Fund) Current Restrictions	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund) Current Restrictions

Legg Mason Partners Variable Aggressive
Growth Portfolio (A) (Acquired Fund) and
Legg Mason Partners Variable Aggressive
Portfolio (B) (Acquiring Fund) Post-
Implementation Restrictions and Brief
Discussion

Underwriting:	The Fund may not engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.	The Fund may not engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Currently, the Funds are not permitted to engage in the business of underwriting.

Lending:	The Fund may not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.	The Fund may not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC frequently treats repurchase agreements as loans.)

Subject	Legg Mason Partners Variable Aggressive Growth Portfolio (A) (Acquired Fund) Current Restrictions	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund) Current Restrictions

Legg Mason Partners Variable Aggressive
Growth Portfolio (A) (Acquired Fund) and
Legg Mason Partners Variable Aggressive
Portfolio (B) (Acquiring Fund) Post-
Implementation Restrictions and Brief
Discussion

Senior Securities:	The Fund may not issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.	The Fund may not issue “senior securities” as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distributions of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of the fund’s total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Subject	Legg Mason Partners Variable Aggressive Growth Portfolio (A) (Acquired Fund) Current Restrictions	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund) Current Restrictions

Legg Mason Partners Variable Aggressive
Growth Portfolio (A) (Acquired Fund) and
Legg Mason Partners Variable Aggressive
Portfolio (B) (Acquiring Fund) Post-
Implementation Restrictions and Brief
Discussion

Real Estate:	The Fund may not purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the Fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.	The Fund may not purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the Fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may hold. (Real estate is generally considered illiquid.)

Commodities:	The Fund may not purchase or sell commodities or commodity contracts but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).	The Fund may not purchase or sell commodities or commodity contracts but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currencies futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase. (Certain commodities (especially physical commodities) may be considered to be illiquid.)

Subject	Legg Mason Partners Variable Aggressive Growth Portfolio (A) (Acquired Fund) Current Restrictions	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund) Current Restrictions

Legg Mason Partners Variable Aggressive
Growth Portfolio (A) (Acquired Fund) and
Legg Mason Partners Variable Aggressive
Portfolio (B) (Acquiring Fund) Post-
Implementation Restrictions and Brief
Discussion

Concentration:	The Fund may not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.	The Fund may not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

While the 1940 Act does not define what constitutes “concentration” in any industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Other:	The Fund’s investment objectives are “fundamental,” and therefore may be changed only by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objectives are “fundamental,” and therefore may be changed only by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	No restriction. The Fund’s investment objectives will be made non-fundamental.

Comparison between the Acquired Fund’s Current and Post-Implementation Fundamental Investment Restrictions

The actual investment practices of the Acquired Fund would not be expected to change as a result of the revised policies. However, these practices could change in the future and for various reasons (for instance, a change in the 1940 Act could result in an investment practice that would not be permitted under the current investment restrictions to be permitted under the proposed investment restrictions).

Following implementation by the Acquiring Fund of the approved fundamental investment restrictions and the effectiveness of the Reorganization, these proposals will result in the elimination of the fundamental policy requiring the Acquired Fund to operate as a “diversified” company under the 1940 Act. However, this difference has no practical effect, because under the 1940 Act a shareholder vote is required to change a fund’s status from diversified to non-diversified.

The Acquired Fund’s investment objectives will no longer be fundamental.

Comparison between the Acquired Fund’s and Acquiring Fund’s Current Fundamental Investment Restrictions

There are no material differences between the Acquired Fund’s and Acquiring Fund’s current fundamental investment restrictions.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (Acquired Fund) and Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund)

Investment Objectives

The investment objective of Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio is long-term capital growth, while Legg Mason Partners Variable Aggressive Growth Portfolio (B)’s investment objective is capital appreciation.

Principal Investment Policies and Strategies

In pursuing their respective investment objective, each Fund invests primarily in equity securities of growth companies across all capitalization categories. In addition, both Funds are “diversified” under the 1940 Act, which means they are limited as to the percentage of assets that can be invested in the securities of a single issuer.

There are, however, several differences between the Funds:

•	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio allocates its assets among growth stocks of small, medium and large capitalizations according to specified target allocations, while Legg Mason Partners Variable Aggressive Growth Portfolio (B) has flexibility to vary its investments among the various capitalization categories.

•	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio is managed by three separate portfolio managers, with one portfolio manager managing the Large Cap Growth Segment, one portfolio manager managing the Mid Cap Growth segment and one portfolio manager managing the Small Cap Growth segment, while Legg Mason Partners Variable Aggressive Growth Portfolio (B) is managed by a single portfolio manager.

•	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio may invest up to 25% of its assets in foreign securities, while Legg Mason Partners Variable Aggressive Growth Portfolio (B) may invest up to 10% of its assets in foreign securities.

•	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio may use derivatives to hedge its investments, as a substitute for buying and selling securities, as a cash flow management technique, or to enhance its return.

•	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio is permitted to engage in short sales.

While both Funds investment primarily in growth companies across all capitalization categories, each Fund utilizes a different investment selection process.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio’s strategy is to combine the efforts of three segment managers and to invest in the stock selections considered most attractive in the opinion of each segment manager. Each segment manager builds a portfolio of stocks which the segment manager believes will offer superior long-term capital growth potential. The target allocations are 40% to the Large Cap Growth segment and 30% to each of the Mid Cap Growth and Small Cap Growth segments. In connection with the execution of purchases and sales, each segment may hold temporarily more or fewer assets than represented by its designated segment of the Fund’s assets.

The Large Cap Growth segment manager emphasizes individual security selection while diversifying this segment of Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio’s investments across industries, which may help to reduce risk. The segment manager attempts to identify established large capitalization companies with the highest growth potential. The segment manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the segment manager attempts to identify the best values available among the growth companies identified. In selecting individual companies for investment, the Large Cap Growth segment manager considers:

•	Favorable earnings prospects;

•	Technological innovation;

•	Industry dominance;

•	Competitive products and services;

•	Global scope;

•	Long term operating history;

•	Consistent and sustainable long-term growth in dividends and earnings per share;

•	Strong cash flow;

•	High return on equity;

•	Strong financial condition; and

•	Experienced and effective management.

The Mid Cap Growth segment manager focuses on medium capitalization companies that exhibit attractive growth characteristics. The segment manager selects individual “growth” stocks for investment in two ways: (1) by identifying those companies thought to have the most favorable growth prospects and (2) by identifying those companies in the Mid Cap Growth segment’s size range which have favorable valuations relative to their growth characteristics. This strategy is commonly known as “growth at a reasonable price” and offers investors style diversification. In selecting individual companies for investment, the segment manager considers:

•	Growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector;

•	Increasing profits and sales;

•	Competitive advantages that could be more fully exploited by a company;

•	Skilled management committed to long-term growth; and

•	Potential for a long-term investment by this segment of the Fund.

The Small Cap Growth segment manager focuses on small capitalization companies that exhibit attractive growth characteristics. The segment manager selects individual stocks for investment by identifying those companies thought to have the most favorable growth prospects. In selecting individual companies for investment, the segment manager considers:

•	Growth characteristics, including high historic growth rates and high forecasted growth of sales and profits and a high return on equity;

•	Innovative companies at the cutting edge of positive and dynamic demographic and economic trends;

•	Products and services that give a company a competitive advantage;

•	Skilled management committed to long-term growth; and

•	Potential for a long-term investment by this segment of the Fund.

Legg Mason Partners Variable Aggressive Growth Portfolio (B) invests primarily in common stocks of companies that the portfolio manager believes are experiencing, or will experience, growth in earnings and/or cash flow that exceeds the average rate of earnings growth of the companies that comprise the S&P 500 Index. The Fund may invest in securities of large, well-known companies that offer prospects of long-term earnings growth. However, a significant portion of the Fund’s assets may be invested in the securities of small to medium-sized companies because such companies often achieve higher earnings growth rates.

Legg Mason Partners Variable Aggressive Growth Portfolio (B)’s investment selection process emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. The portfolio manager focuses primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the Fund acquires their stocks. When evaluating an individual stock, the portfolio manager considers whether the company may benefit from:

•	New technologies, products or services

•	New cost reduction measures

•	Changes in management, or

•	Favorable changes in government regulations.

Risk Factors

The Funds’ investment objectives, principal investment policies and principal investment risks are similar. You could lose money on your investments in either Fund.

The following summarizes the principal risks of investing in the Funds:

•	Stock prices decline generally.

•	Investment style may fall out of favor with investors.

•	The portfolio manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect.

•	Key economic trends become materially unfavorable.

•	A particular product or service developed by a company in which the Funds invest is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company’s stock.

•	Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

•	Compared to large capitalization companies, the securities of small and medium capitalization companies are more likely to:

•	Have more volatile share prices

•	Have more limited product lines

•	Have fewer capital resources

•	Have more limited management depth

•	Experience sharper swings in market prices

•	Be harder to sell at times and prices the manager believes appropriate

•	Offer greater potential for gains and losses

•	Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issues and the possible imposition of exchange controls or other restrictions on investments. If the Funds invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets.

An investment in Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio is subject to the following additional risks:

Derivative Risk

A derivative contract will obligate or entitle the Acquired Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Acquired Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Acquired Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the Acquired Fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the Acquired Fund less liquid and harder to value, especially in declining markets.

Short Sales Risk

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio may engage in short sales which may result in unlimited losses.

Growth Securities Risk

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio’s growth-oriented investment style may increase the risks of investing in the Acquired Fund. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends. The Acquired Fund may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor.

An investment in Legg Mason Partners Variable Aggressive Growth Portfolio (B) is subject to the following additional risk:

Securities Lending Risk

The Acquiring Fund may engage in securities lending to increase its net investment income. The Acquiring Fund will only lend securities if the loans are callable by the Acquiring Fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Fundamental Investment Restrictions

The Boards of the Funds have adopted, and the Funds’ shareholders have approved, a uniform set of fundamental investment policies that cover certain broad topics as to which mutual funds, such as the Funds, must have policies that may be changed only with shareholder approval. In connection with this proposal, the Boards and shareholders have also approved the elimination, or the reclassification as non-fundamental, of other investment policies that are not required to be classified as fundamental, and the redesignation of the investment objectives of certain Funds as non-fundamental, which means they could be changed without shareholder approval. These changes are expected to be implemented for the Funds in the first half of 2007.

Comparison between Fundamental Investment Restrictions

Following the implementation of the changes to the Funds’ fundamental investment restrictions, the Funds’ current fundamental restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities and concentrating in a particular industry will be replaced by the new policies. Management of the Funds believes that adoption of the new policies will have no material effect on the manner in which the Funds are managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) the proposed changes to the fundamental investment restrictions that have been approved by shareholders of the Acquired Fund in December 2006 and are expected to be implemented in the first half of 2007. Identical proposed fundamental investment restrictions have been approved by shareholders of the Acquiring Fund, so that if shareholders of the Acquired Fund approve the Reorganization, upon the effectiveness of the Reorganization and the implementation of the proposed fundamental investment restrictions shareholders of the Acquired Fund will become shareholders of a Fund with the same fundamental investment restrictions. Following the table is an explanation of certain differences between (1) the Acquired Fund’s current fundamental investment restrictions and the fundamental investment restrictions expected to be implemented in the first half of 2007 and (2) the Acquiring Fund’s current investment restrictions which will be in effect prior to the implementation of the approved changes to the fundamental investment restrictions.

Subject	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (Acquired Fund) Current Restrictions	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund) Current Restrictions

Legg Mason Partners Variable Premier
Selections All Cap Growth Portfolio’s
(Acquired Fund) and Legg Mason Partners
Variable Aggressive Growth Portfolio (B)
(Acquiring Fund) Post-Implementation
Restrictions and Brief Discussion

Diversification	No restriction.	The Fund may not invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

No restriction.

The Acquiring Fund’s current fundamental policy regarding diversification will be eliminated. Despite this change, the Fund’s status as a diversified fund will continue to be changeable only with the approval of such Fund’s shareholders.

Subject	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (Acquired Fund) Current Restrictions	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund) Current Restrictions

Legg Mason Partners Variable Premier
Selections All Cap Growth Portfolio’s
(Acquired Fund) and Legg Mason Partners
Variable Aggressive Growth Portfolio (B)
(Acquiring Fund) Post-Implementation
Restrictions and Brief Discussion

Borrowing:	The Fund may not borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.	The Fund may not borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Subject	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (Acquired Fund) Current Restrictions	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund) Current Restrictions

Legg Mason Partners Variable Premier
Selections All Cap Growth Portfolio’s
(Acquired Fund) and Legg Mason Partners
Variable Aggressive Growth Portfolio (B)
(Acquiring Fund) Post-Implementation
Restrictions and Brief Discussion

Underwriting:	The Fund may not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a security.	The Fund may not engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Currently, some funds are not permitted to engage in the business of underwriting, while other funds are not permitted to underwrite securities of other issuers.

Subject	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (Acquired Fund) Current Restrictions	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund) Current Restrictions

Legg Mason Partners Variable Premier
Selections All Cap Growth Portfolio’s
(Acquired Fund) and Legg Mason Partners
Variable Aggressive Growth Portfolio (B)
(Acquiring Fund) Post-Implementation
Restrictions and Brief Discussion

Lending:	The Fund may not make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.	The Fund may not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC frequently treats repurchase agreements as loans.)

Subject	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (Acquired Fund) Current Restrictions	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund) Current Restrictions

Legg Mason Partners Variable Premier
Selections All Cap Growth Portfolio’s
(Acquired Fund) and Legg Mason Partners
Variable Aggressive Growth Portfolio (B)
(Acquiring Fund) Post-Implementation
Restrictions and Brief Discussion

Senior Securities:	The Fund may not issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.	The Fund may not issue “senior securities” as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distributions of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of the fund’s total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Real Estate:	The Fund may not purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases acquired as a result of the ownership of securities.	The Fund may not purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the Fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may hold. (Real estate is generally considered illiquid.)

Subject	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (Acquired Fund) Current Restrictions	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund) Current Restrictions

Legg Mason Partners Variable Premier
Selections All Cap Growth Portfolio’s
(Acquired Fund) and Legg Mason Partners
Variable Aggressive Growth Portfolio (B)
(Acquiring Fund) Post-Implementation
Restrictions and Brief Discussion

Commodities:	The Fund may not purchase or sell interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.	The Fund may not purchase or sell commodities or commodity contracts but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currencies futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase. (Certain commodities (especially physical commodities) may be considered to be illiquid.)

Subject	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (Acquired Fund) Current Restrictions	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund) Current Restrictions

Legg Mason Partners Variable Premier
Selections All Cap Growth Portfolio’s
(Acquired Fund) and Legg Mason Partners
Variable Aggressive Growth Portfolio (B)
(Acquiring Fund) Post-Implementation
Restrictions and Brief Discussion

Concentration:	The Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.	The Fund may not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

While the 1940 Act does not define what constitutes “concentration” in any industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Other	No restriction.	The Fund’s investment objectives are “fundamental,” and therefore may be changed only by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	No restriction. The Fund’s investment objectives will be made non-fundamental.

Comparison between the Acquired Fund’s Current and Post-Implementation Fundamental Investment Restrictions

The actual investment practices of the Acquired Fund would not be expected to change as a result of the revised policies. However, these practices could change in the future and for various reasons (for instance, a change in the 1940 Act could result in an investment practice that would not be permitted under the current investment restrictions to be permitted under the proposed investment restrictions).

The Acquired Fund will be able to purchase or sell commodities or commodity contracts. However, this amount will be limited to the amount of illiquid assets (i.e., 15%) in which the Acquired Fund may invest.

Comparison between the Acquired Fund’s and Acquiring Fund’s Current Fundamental Investment Restrictions

The primary difference between the two Funds with respect to their fundamental investment restrictions, prior to the implementation of the approved changes to the fundamental investment restrictions, is that the Acquiring Fund’s investment objective is fundamental, as defined under the 1940 Act, while the Acquired Fund’s investment objective is not.

INFORMATION ABOUT THE PROPOSED REORGANIZATIONS

The Reorganization Agreements

The following summary of each Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached as Appendix B to this Proxy Statement/Prospectus. Each Reorganization Agreement provides for (1) the transfer of all of the assets and the assumption of all of the liabilities of the applicable Acquired Fund in exchange for shares of the Acquiring Fund, having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund, (2) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund, and (3) the subsequent redemption of Acquired Fund shares and the termination of the Acquired Fund. Subject to the satisfaction of the conditions described below, the Reorganizations are scheduled to occur as of the close of business on April 27, 2007, or on such later date as the parties may agree (“Closing Date”). The net asset value of each Acquired Fund shall be computed using the valuation procedures established by the Acquired Fund’s Board. The net asset value per share of each class of the Acquiring Fund shall be determined using the valuation procedures established by the Acquiring Fund’s Board. The number of shares of each class of the Acquiring Fund to be issued in exchange for the Acquired Fund’s assets shall be determined, with respect to each such class, by dividing the net asset value of each class (or single class) of the Acquired Fund by the net asset value per share of the corresponding class of the Acquiring Fund. Each Acquired Fund’s Board will adopt the valuation procedures of the Acquiring Fund’s Board before the Reorganizations.

The number of full and fractional shares of the Acquiring Fund to be received by each Acquired Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Acquired Fund held by such shareholder as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the Closing Date or such later time as the Acquired Fund’s net asset value is calculated. As promptly as practicable after the Closing Date, each Acquired Fund will terminate and distribute pro rata to its shareholders of record, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of the Acquiring Fund received by the Acquired Fund in the Reorganization. The distribution of Acquiring Fund shares with respect to each class (if applicable) of each Acquired Fund’s shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders.

If the Reorganizations are approved:

•	Shareholders of Class I and Class II of Legg Mason Partners Variable Aggressive Growth Portfolio (A) will receive Class I and II shares of Legg Mason Partners Variable Aggressive Growth Portfolio (B), respectively; and

•	Shareholders of the single share class of Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio will receive Class I shares of Legg Mason Partners Variable Aggressive Growth Portfolio (B).

All issued and outstanding shares of the Acquired Funds will be canceled on the books of the Acquired Funds, and any share certificates representing shares of the Acquired Funds will be null and void. The Acquiring Fund will not issue certificates representing the Class I and Class II shares issued in connection with such Reorganization.

After such distribution, each Acquired Fund will take any necessary steps under Massachusetts law, its respective declaration of trust and any other applicable law to effect its termination.

The Board of each Acquired Fund and the Board of the Acquiring Fund has determined with respect to its Fund that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of its Fund. In making these determinations, the Board of each Fund took into account that management has agreed to pay all the printing, proxy solicitation, mailing and postage costs of each Reorganization, 75% of the costs attributable to the other proxy materials being sent to shareholders of all the Legg Mason Partners Funds, the Salomon Brothers Funds and CitiFunds (the “Legacy CAM Funds”) and 50% of the additional out-of-pocket costs, such as legal fees, expenses relating to the preparation and filing of various regulatory documents, expenses of preparing and distributing prospectus and SAI supplements, and auditor fees. Remaining costs will be divided equally between the Acquired Fund and the Acquiring Fund in each Reorganization. The transaction costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be borne by the Funds, as is consistent with industry practice.

Each Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date, if circumstances should develop that, in the opinion of either Fund’s Board, make proceeding with that Reorganization inadvisable. Each Reorganization Agreement provides that the Acquired Fund and the Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (a) a Reorganization Agreement be approved by shareholders of the Acquired Fund; and (b) the Funds receive the legal opinion of Dechert LLP that the transaction contemplated by a Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes. A Board may waive such compliance only if it finds such waiver to be in the best interest of its respective Fund.

Approval of each Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund as defined in the 1940 Act, with all classes voting together as a single class. See “Voting Information” below.

Description of the Acquiring Fund’s Shares

Acquired Fund shareholders of record as of the Closing Date will receive full and fractional shares of the Acquiring Fund in accordance with the procedures provided for in the applicable Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights as more fully described in “Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” attached as Appendix C to this Proxy Statement/Prospectus. The Acquiring Fund will not issue share certificates.

Reasons for the Reorganizations and Board Considerations

The Reorganizations are among a series of initiatives that the Boards of the respective Acquired Funds approved following the December 2005 acquisition by Legg Mason, Inc. (“Legg Mason”) of Citigroup Asset Management (“CAM”), which included the Funds’ investment managers. The Reorganizations are part of a broad set of initiatives, including a comprehensive review of Legg Mason’s various products, undertaken by Legg Mason with the goal of integrating and streamlining the Legacy CAM Funds.

At meetings held in June and July 2006, each Board approved a series of initiatives that are designed to: (1) integrate the operations of the Legacy CAM Funds; (2) streamline the operations and product offerings of the Legacy CAM Funds; (3) take advantage of potential economies of scale; and (4) leverage Legg Mason’s broad investment management capabilities and expertise by appointing, for a limited number of Legacy CAM Funds, new portfolio managers from different Legg Mason advisory subsidiaries whose core competency, in the opinion of Legg Mason, is better suited to manage those Legacy CAM Funds. The integration of the Legacy CAM Funds will include, among other things: (1) eliminating overlapping or duplicative funds; (2) reducing the number of registrants and changing the form of organization of all the Funds such that all Funds within the same complex are organized within a single jurisdiction and have a single form of declaration of trust; (3) electing Boards so that each Board oversees Funds generally of a single asset class; (4) proposing a standardized set of fundamental investment policies for the Funds; (5) changing investment strategies of certain Acquiring Funds; (6) rationalizing share classes; and (7) approving a new manager/subadviser structure.

These initiatives, which have been approved by shareholders of the Funds in a separate proxy vote, are being implemented over a period of time. The proposed “shell” reorganizations, as discussed below, and the other proposed changes to investment strategies and share classes are expected to be effective by the end of the first half of 2007.

The proposed Reorganizations were presented to the Boards for consideration with supporting information prepared by Legg Mason and Lipper Inc., an independent provider of investment company data, at Board meetings held in June, July and October 2006, and were approved at those meetings or by written consent of the Board. Each Acquired Fund Board, including all of its Independent Board Members, following discussion of the advantages and any disadvantages to each Acquired Fund under its supervision, determined that: (1) the proposed Reorganization would be in the best interests of such Fund; and (2) the proposed Reorganization would not result in the dilution of the interests of such Fund or its shareholders.

In approving the Reorganizations of the Funds under their supervision, the Acquired Fund Boards, based on information provided by Legg Mason and Lipper, considered a number of factors, including the following:

•	the benefits to the Acquired Funds that are expected to be derived from the integration of the Funds, as described below;

•	the objective of management to eliminate comparable or duplicative product offerings among the Legacy CAM Funds to reduce the potential for investor confusion;

•	the compatibility of the investment objectives, strategies, policies, and risks of the Acquired Funds in the Reorganizations with those of the Acquiring Fund;

•	the portfolio managers of the Acquiring Fund as compared to those of the Acquired Funds;

•	greater marketing and distribution focus on a smaller number of funds, which may promote asset growth over time;

•	the relative size of the Acquiring Fund and the Acquired Funds;

•	the expense ratios of the Funds and information as to specific fees and expenses of the Acquiring Fund and each Acquired Fund;

•	the absence of a dilutive effect on interests of current shareholders of the Acquired Funds;

•	the Federal tax consequences of each Reorganization to each Acquired Fund and its shareholders, including that each Reorganization has been structured to qualify as a Federal tax-free transaction;

•	benefits that may be derived by Legg Mason and its affiliates as a result of the Reorganizations as well as from various relationships with the Acquired Funds or the Acquiring Fund;

•	the allocation of expenses associated with the Reorganizations among the Funds and Legg Mason (as noted above, Legg Mason will pay for all printing, proxy solicitation, mailing and postage costs of each Reorganization, 75% of the costs attributable to the other proxy materials being sent to shareholders of all the Legacy CAM Funds and 50% of the additional out-of-pocket costs, such as legal fees, expenses relating to the preparation and filing of various regulatory documents, expenses of preparing and distributing prospectus and SAI supplements, and auditor fees); and

•	the potential for greater economies of scale and lower expenses, resulting from greater asset growth over time.

If a Reorganization is approved by shareholders and is consummated, Legg Mason is expected to achieve higher profitability due to decreased costs and increased revenue including from a potential increase in assets under management. Legg Mason is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines. In addition, to the extent that the Reorganizations help to streamline the fund family, encourage a more focused marketing and distribution effort, reduce investor confusion, produce better performance, and generally make the Funds more attractive investment vehicles to the investing public, Legg Mason will benefit from the increased revenues from rising asset levels. In addition, Legg Mason will benefit from no longer having to waive fees and/or reimburse expenses for Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio under its voluntary fee cap.

More specifically, with respect to the Reorganizations proposed in this Proxy Statement/Prospectus, the Boards of the respective Acquired Funds made the following determinations, among others:

Legg Mason Partners Variable Aggressive Growth Portfolio (A): The Board noted that the proposed Reorganization would combine two substantially similar variable annuity funds which have the same portfolio manager and substantially similar investment objectives and investment strategies. The Board also noted that management fees and total annual operating expenses would not increase as a result of the Reorganization and that a larger variable annuity fund will have a greater potential for future economies of scale.

The Board further noted that after the product integration is complete, Legg Mason Partners will no longer market its variable annuity funds under multiple brands (e.g., Smith Barney and Salomon Brothers) and that all variable annuity funds will fall under the Legg Mason Partners brand. Any product duplication that existed as a result of multiple brands is proposed to be eliminated in order to focus sales and marketing efforts on a single fund.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio: The Board noted that the proposed Reorganization would combine two similar variable annuity funds which have similar investment objectives and investment policies. The Board also noted that total annual operating expenses would decrease as a result of the Reorganization and that a larger variable annuity fund will have a greater potential for future economies of scale. In addition, the Acquiring Fund has outperformed the Acquired Fund on an annualized basis for the 1-, 3- and 5-year periods through August 31, 2006.

The Board further noted that after the product integration is complete, Legg Mason Partners will no longer market its variable annuity funds under multiple brands (e.g., Smith Barney and Salomon Brothers) and that all variable annuity funds will fall under the Legg Mason Partners brand. Any product duplication that existed as a result of multiple brands is proposed to be eliminated in order to focus sales and marketing efforts on a single fund.

Federal Income Tax Consequences

Each of the Reorganizations is conditioned upon the receipt by each of the Acquired Funds of an opinion from Dechert LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) The acquisition by the Acquiring Fund of all of the assets of each of the Acquired Funds solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of each of the respective Acquired Funds, followed by the distribution by each of the Acquired Funds to its shareholders of shares of the Acquiring Fund and termination of each of the Acquired Funds, all pursuant to each of the Plans, each constitutes a reorganization within the meaning of Section 368(a) of the Code;

(ii) Each of the Acquired Funds will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of each of the Acquired Funds by the Acquiring Fund; and each of the Acquired Funds will not recognize gain or loss upon the distribution to its shareholders of shares of the Acquiring Fund and termination of each of the Acquired Funds;

(iii) Shareholders will not recognize gain or loss on the receipt of shares of the Acquiring Fund solely in exchange for shares of each of the Acquired Funds pursuant to each of the Reorganizations;

(iv) The aggregate basis of the shares of the Acquiring Fund received by each Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of each of the Acquired Funds exchanged therefor;

(v) The holding period of the shares of the Acquiring Fund received by each Shareholder pursuant to each of the Reorganizations will include the holding period of the shares of each of the Acquired Funds exchanged therefor, provided that the Shareholder held the shares of each of the Acquired Funds as a capital asset at the time of the Reorganization;

(vi) The Acquiring Fund will not recognize gain or loss upon the receipt of the assets of each of the Acquired Funds in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of each of the Acquired Funds;

(vii) The basis of the assets of each of the Acquired Funds transferred to the Acquiring Fund in each of the Reorganizations will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of each of the Acquired Funds immediately prior to the transfer; and

(viii) The holding periods of the assets of each of the Acquired Funds transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by each of the Acquired Funds (except to the extent that the investment activities of the Acquiring Fund acts to reduce or eliminate such holding period).

While neither the Acquired Funds nor the Acquiring Fund are aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax adviser with respect to such matters.

Immediately prior to the Reorganization, each of the Acquired Funds, to the extent necessary, will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforward).

Information Regarding Tax Capital Loss Carryforwards

Legg Mason Partners Variable Aggressive Growth Portfolio (A) (Acquired Fund) and Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund)

Legg Mason Partners Variable Aggressive Growth Portfolio (B) did not have any capital loss carryforwards as of its prior fiscal year end. As of the date indicated below, Legg Mason Partners Variable Aggressive Growth Portfolio (A) had the following unused capital loss carryforwards:

Legg Mason Partners Variable Aggressive Growth Portfolio (A)
(As of December 31, 2005)
Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
12/31/2002	$(577,590)	12/31/2010

Total	$(577,590)

The Reorganization would impact the use of these loss carryforwards by benefiting the shareholders of the combined fund, rather than only the shareholders of Legg Mason Partners Variable Aggressive Growth Portfolio (A).

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (Acquired Fund) and Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund)

Legg Mason Partners Variable Aggressive Growth Portfolio (B) did not have any capital loss carryforwards as of its prior fiscal year end. As of the date indicated below, Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio had the following unused capital loss carryforwards:

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio
(As of October 31, 2005)
Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
10/31/2001	$(997,566)	10/31/2009
10/31/2002	(6,363,962)	10/31/2010
10/31/2003	(2,644,926)	10/31/2011

Total	$(10,006,454)

The Reorganization would impact the use of these loss carryforwards by benefiting the shareholders of the combined fund, rather than only the shareholders of Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio. Additionally, the use of these loss carryforwards is limited to approximately $2,400,000 per year based on a limitation from an ownership change that took place in a prior year.

Information Applicable to All Funds with Capital Loss Carryforwards:

Since each of the Reorganizations is not expected to close until April 27, 2007, the capital loss carryforwards and limitations described above may change significantly between now and the completion of the Reorganizations. Further, the ability of each of the Funds to use these losses (even in the absence of a Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of each of the Funds, or both, expiring unused.

Effect of Proposed “Shell” Reorganizations of the Funds

Pursuant to a separate proxy statement, shareholders of each Fund have approved a number of governance-related matters, including the consolidation of the Boards, so that each of the Funds will be overseen by the board focusing generally on equity funds. Another board will focus generally on fixed income funds. In conjunction with this board consolidation, shareholders of certain Funds are also being asked to approve an agreement and plan of reorganization, in connection with a two-step restructuring initiative, that is intended to reduce the number of separate legal entities in the Legacy CAM Fund complex that are registered with the SEC and to adopt the Maryland business trust form of organization for all the Funds.

If shareholders of an Acquired Fund approve the Reorganization Agreement for that Fund, it is intended that the Reorganization be effective before these restructurings. In such event, the Acquired Fund would not go through the two-step restructuring mentioned above.

As noted in Appendix E, the Acquiring Fund is organized as a series of a Maryland corporation. Assuming all required approvals with regard to the restructurings are obtained and the shareholders of an Acquired Fund approve the Reorganization Agreement, then the Acquiring Fund would become a series of a Maryland business trust and the Acquired Fund’s shareholders would become shareholders of that series of a Maryland business trust following the closing of the Reorganization and restructurings. On the other hand, if shareholders of an Acquired Fund approve the Reorganization Agreement but all required approvals with regard to the restructurings applicable to the Acquiring Fund are not obtained, then the Acquiring Fund will remain a series of a Maryland corporation, if the first step of the Acquiring Fund restructuring is not approved, or will become a series of a Massachusetts business trust, if the second step is not approved, and the shareholders of the Acquired Fund would become shareholders of that entity as a result of the Reorganization and restructurings.

A comparison of Maryland corporations, Massachusetts business trusts and Maryland business trusts is attached to this Proxy Statement/Prospectus in Appendix F.

TERMINATION OF THE ACQUIRED FUNDS

If the Reorganizations are effected, each of the Acquired Fund’s issued and outstanding shares will be canceled.

PORTFOLIO SECURITIES

If each of the Reorganizations is effected, management will analyze and evaluate the portfolio securities of each of the Acquired Funds being transferred to the Acquiring Fund. Consistent with the Acquiring Fund’s investment objectives and policies, any restrictions imposed by the Code and in the best interests of the Acquiring Fund’s shareholders (including former shareholders of each of the Acquired Funds), management will determine the extent and duration to which the portfolio securities of each of the Acquired Funds will be maintained by the Acquiring Fund. It is possible that there may be some dispositions of the portfolio securities of each of the Acquired Funds in connection with the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities of each of the Acquired Funds may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the Acquiring Fund’s ability to use any available loss carryforwards.

No securities of either Acquired Fund need to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. The Funds may buy and sell securities in the normal course of their operations.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUND

Investment Manager and Sub-Advisers

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has served as the Acquiring Fund’s investment manager since August 1, 2006. LMPFA, a subsidiary of Legg Mason located at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that provides administrative and compliance oversight services to the Funds. Other than the cash management services it provides for certain equity funds, LMPFA does not provide day-to-day portfolio management services. Rather, portfolio management is provided by ClearBridge Advisors, LLC (“ClearBridge”), a subsidiary of Legg Mason located at 399 Park Avenue, New York, New York 10022. ClearBridge is a newly-organized investment adviser that has assumed certain equity management functions of CAM.

Management and sub-advisory fees are paid to LMPFA and ClearBridge at the following rates as a percentage of the Acquiring Fund’s average daily net assets:

Acquiring Fund	Investment Manager	Effective Fee Rate Paid to Investment Manager	Sub-Adviser	Fee Received by Sub-Adviser
Legg Mason Partners Variable Aggressive Growth Portfolio (B)	LMPFA	0.750% on assets up to and including $1 billion; 0.725% on assets over $1 billion and up to and including $2 billion; 0.70% on assets over $2 billion and up to and including $5 billion; 0.675% on assets over $5 billion and up to and including $10 billion; and 0.65% on assets over $10 billion.	ClearBridge	70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

During the fiscal year indicated below, management fees were paid to the prior investment manager at the following effective rate as a percentage of the Acquiring Fund’s average daily net assets:

Acquiring Fund (Fiscal Year End)	Investment Manager	Actual Management Fee
Legg Mason Partners Variable Aggressive Growth Portfolio (B) (10/31/05)	Smith Barney Fund Management LLC (“SBFM”)	0.75%

Additional information about the factors considered by the Board of the Acquiring Fund in approving the Investment Management Agreement with SBFM is contained in the shareholder reports for the Fund as shown in the chart below. A discussion of the factors considered by the Board in approving the new Investment Management Agreement with LMPFA and sub-advisory agreement with ClearBridge will be disclosed in future reports to shareholders following Board approval.

Acquiring Fund	Shareholder Report
Legg Mason Partners Variable Aggressive Growth Portfolio (B)	Annual report for fiscal year ended October 31, 2005

Certain Legal Proceedings

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SaBAM”), which were then investment adviser or manager to certain of the Funds (the “Investment Managers”), substantially all of the mutual funds then managed by the Investment Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Investment Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Investment Managers, recovery of all fees paid to the Investment Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including Legg Mason Partners Variable Aggressive Growth Portfolio (B)) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act which the court granted plaintiffs leave to replead as a derivative claim. On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SaBAM, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). None of the Funds were identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

*  *  *  *  *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included SBFM and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Variable Aggressive Growth Portfolio (A) is not an Affected Fund, and therefore did not implement the transfer agent arrangements described above. That Fund has not and will not receive any portion of the distributions.

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust. (Elliot J. Ben, Donald M. Carlton, A. Benton Cocanaugher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Independent Trustees of the Subject Trust are members of the Board of Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio. The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. It is uncertain when the court will decide this motion. No assurance can be given as to the outcome of this matter.

The foregoing speaks only as of the date of this Proxy Statement/Prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Portfolio Manager of the Acquiring Fund

Information about the portfolio manager of the Acquiring Fund is listed below. The Fund SAI for the Acquiring Fund provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Acquiring Fund. Similar information with respect to portfolio manager compensation is also included in Appendix G.

Legg Mason Partners Variable Aggressive Growth Portfolio (B)

Richard A. Freeman has been responsible for the day-to-day management of the Fund’s portfolio since its inception. Mr. Freeman has more than 29 years of securities business experience, 21 years of which has been with ClearBridge or its predecessors, and has been a portfolio manager since 1983. He is also Managing Director of ClearBridge and an Investment Officer of certain other mutual funds associated with ClearBridge.

Performance of the Funds

Historical performance of each Fund is detailed in Appendix J of this Proxy Statement/Prospectus.

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUNDS AND THE ACQUIRING FUND

Legg Mason and certain of the Acquiring Fund’s service providers, which include Legg Mason affiliated service providers, have a financial interest in the Reorganizations because their respective fees under agreements with the Acquiring Fund generally increase as the amount of the assets of the Acquiring Fund increase and the amount of those assets will increase as a result of the Reorganization (although this increase in assets is expected to be offset by the concomitant loss of the Acquired Funds’ assets).

Information about the Acquired Funds and the Acquiring Fund is included in the Prospectuses and SAIs, annual reports and semi-annual reports filed with the SEC and dated as listed in Appendix A. Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling the Acquired Funds at 800-451-2010 or by writing to the Funds at 125 Broad Street, New York, New York 10004.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

Financial Highlights

The fiscal year ends of the Funds are as follows:

Fund	Fiscal Year End
Legg Mason Partners Variable Aggressive Growth Portfolio (A)	December 31
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	October 31
Legg Mason Partners Variable Aggressive Growth Portfolio (B)	October 31

The financial highlights of the Acquiring Fund that are contained in Appendix H have been derived from financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm.

Discussions regarding “Management’s Discussion of Fund Performance for the Acquiring Fund” are contained in Appendix I and the historical performance of each Acquiring Fund is contained in Appendix J.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), located at 100 Light Street, Baltimore, Maryland 21202, and CGMI, located at 388 Greenwich Street, New York, New York 10013, serve as the Acquiring Fund’s co-distributors. LMIS is a wholly owned subsidiary of Legg Mason.

The distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Funds’ distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Funds. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

FORM OF ORGANIZATION

As discussed above under “Effect of Proposed ‘Shell’ Reorganizations of the Funds,” it is proposed that the Funds be reorganized as series of Massachusetts business trusts aligned by asset class in order to reduce the number of registrants and that the surviving Massachusetts business trusts be reorganized as Maryland business trusts. A comparison of Maryland corporations, Massachusetts business trusts and Maryland business trusts is attached to this Proxy Statement/Prospectus as Appendix F. In addition, each Fund’s current form of organization is set out in Appendix E.

Pursuant to separate proxy materials sent to shareholders earlier this year, shareholders of each Fund have elected the consolidated board for equity funds. Another board will oversee fixed income funds. If the transactions described in the preceding paragraph are consummated, all of the Funds will be overseen by the Equity Board.

A comparison of the current composition of the Funds’ Boards and their composition following completion of the Reorganizations is attached to this Proxy Statement/Prospectus as Appendix K.

CAPITALIZATION

The following table sets forth the unaudited capitalization of each Acquired Fund and Acquiring Fund as of October 31, 2006, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Funds on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received. As of October 31, 2006, the net asset value of each Acquired Fund did not exceed 10% of the net asset value of Legg Mason Partners Variable Aggressive Growth Portfolio (B).

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

Legg Mason Partners Variable Aggressive Growth Portfolio (A), Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio and Legg Mason Partners Variable Aggressive Growth Portfolio (B)

As of October 31, 2006 (Unaudited)

	Legg Mason Partners Variable Aggressive Growth Portfolio (A)	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	Legg Mason Partners Variable Aggressive Growth Portfolio (B)	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Variable Aggressive Growth Portfolio (B)
Class I:
Net Assets	$35,007,279	$48,068,978	$77,899,815	—	$160,976,072
Shares Outstanding	1,364,381	3,552,101	7,328,621	2,899,150	15,144,253
Net Asset Value Per Share	$25.66	$13.53	$10.63		$10.63

Class II:(a)
Net Assets	$38,959,012	—	—	—	$38,959,012
Shares Outstanding	1,538,137	—	—	2,127,041	3,665,178
Net Asset Value Per Share	$25.33	—	—		$10.63

(a)	Initial net asset value per share of Legg Mason Partners Variable Aggressive Growth Portfolio (B) Class II shares will be based upon the net asset value per share of Legg Mason Partners Variable Aggressive Growth Portfolio (B) Class I shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes income and capital gains, if any, annually.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or a distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

For more information on the distribution policies of the Acquiring Fund, see “Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” at Appendix C to this Proxy Statement/Prospectus.

OTHER BUSINESS

The Boards of the Acquired Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their discretion.

SHAREHOLDER COMMUNICATIONS WITH THE BOARDS

Shareholders who want to communicate with the Boards or any individual Board member should write their Fund to the attention of Robert I. Frenkel, Secretary, 125 Broad St., 10th Floor, New York, New York 10004. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the nominating and governance committee of the Board and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Boards of the Acquired Funds to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a voting instruction card, are first being mailed to shareholders of each Acquired Fund on or about December 28, 2006 or as soon as practicable thereafter. Only shareholders of record as of the close of business on December 15, 2006 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed form of voting instruction card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly signed and dated voting instruction cards will be voted “FOR” approval of the relevant Reorganization Agreement and “FOR” any other matters the proxies deem appropriate. Please see Appendix L to this Proxy Statement for instructions on how to sign your voting instruction card.

A shareholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the applicable Acquired Fund a subsequently dated proxy, (2) delivering to the applicable Acquired Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Acquired Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the voting instruction card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Shares of the Funds are offered only to variable annuity and variable life insurance separate accounts established by a Participating Insurance Companies to fund variable annuity contracts and variable life insurance policies. The rights accompanying shares of the Variable Annuity Funds are legally vested in the variable annuity contracts and variable life insurance products offered by the separate accounts of Participating Insurance Companies. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance policies. A signed and dated voting instruction form or other authorization by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. Those persons who have a voting interest at the close of business on December 15, 2006 will be entitled to submit instructions to their Participating Insurance Company. Each Participating Insurance Company will vote Variable Annuity Fund shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions .

If you hold shares through a variable annuity contract or a variable life insurance policy, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your Participating Insurance Company specific instructions as to how you want your shares to be voted.

Even if you plan to attend the Meeting, we ask that you sign, date and return the enclosed voting instruction card or vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

The cost of printing and mailing the enclosed Proxy Statement/Prospectus, accompanying Notice of Special Meeting and voting instruction card, along with postage and proxy solicitation costs will be borne by Legg Mason and will not be borne by the Funds. These costs will be borne by Legg Mason whether or not the Reorganizations are approved. Solicitation may be made by letter or telephone by officers or employees of Legg Mason, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries and others may be requested to forward proxy solicitation material to the beneficial owner of shares of the applicable Fund to obtain authorization for the execution of proxies. Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of each Acquired Fund’s shares. In addition, Legg Mason, on behalf of each Fund, has retained Computershare Fund Services, Inc. (“Computershare”), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare will be paid approximately $10,000 for such solicitation services (plus reimbursements of out-of-pocket expenses), to be borne by Legg Mason. Computershare may solicit proxies personally and by telephone.

Quorum

The chart below shows the quorum requirement for each Acquired Fund. A Fund’s shareholders may hold a meeting for that Fund if the quorum requirement for that Fund is met, regardless of whether the other Fund’s quorum requirement is met.

Acquired Fund	Quorum
Legg Mason Partners Variable Aggressive Growth Portfolio (A) (formerly Salomon Brothers Variable Aggressive Growth Fund)	Majority of shares entitled to vote
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (formerly Smith Barney Premier Selections All Cap Growth Portfolio)	30% of voting power entitled to vote

Vote Required

For each Acquired Fund, approval of a Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of such Acquired Fund, which under applicable law means the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Acquired Fund. Shareholders of Legg Mason Partners Variable Aggressive Growth Portfolio (A) are entitled to one vote for each share and fractional shares are entitled to proportional voting rights. Shareholders of Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio are entitled to vote based on the dollar value of shares held by the shareholders on the record date, so called “dollar-weighted” voting.

Effect of Abstentions

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions will be treated as shares that are present for quorum purposes but which have not been voted.

Adjournments

If the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment due to insufficient votes will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and voted at the Meeting. If in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. In the event of an adjournment, no further notice is needed. The persons named as proxies will vote upon such adjournment in their discretion.

Future Shareholder Proposals

The Acquired Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of an Acquired Fund must be received at the offices of the Fund, 125 Broad Street, 10th Floor, New York, New York 10004, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of each Acquired Fund at the close of business on December 8, 2006 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. The chart below lists the number of shares of each class of each Acquired Fund that were outstanding and entitled to vote as of the close of business on the Record Date:

Acquired Fund	Share Class	Number of Shares
Legg Mason Partners Variable Aggressive Growth Portfolio (A)	Class I	1,347,839.58
	Class II	1,644,889.54
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	Single Class	3,393,514.53

To the knowledge of the Acquired Funds and the Acquiring Fund, as of December 8, 2006, except as set forth in Appendix M, no person owned beneficially or of record 5% or more of any class of an Acquired Fund’s or an Acquiring Fund’s outstanding shares.

As of December 8, 2006, less than 1% of the outstanding shares of each class of each Acquired Fund and the Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of each Acquired Fund and the Acquiring Fund.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Willkie Farr & Gallagher LLP.

THE BOARDS OF THE ACQUIRED FUNDS, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMEND APPROVAL OF THE REORGANIZATION AGREEMENTS. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE RELEVANT REORGANIZATION AGREEMENT.

By order of the Boards of Trustees,

Robert I. Frenkel

Secretary

INDEX OF APPENDICES

Appendix A:	Dates of Prospectuses, SAIs and Shareholder Reports

Appendix B:	Form of Agreement and Plan of Reorganization

Appendix C:	Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information

Appendix D:	Comparison of Investment Objectives, Principal Investment Strategies and Management

Appendix E:	Form of Organization

Appendix F:	Similarities and Differences in the Forms of Organization of the Acquired Funds and the Acquiring Fund

Appendix G:	Portfolio Manager Compensation

Appendix H:	Financial Highlights of the Acquiring Fund

Appendix I:	Management’s Discussion of Fund Performance for the Acquiring Fund

Appendix J:	Historical Performance for the Funds

Appendix K:	Comparison of Board Composition

Appendix L:	Instructions for Signing Voting Instruction Card

Appendix M:	5% Shareholders of the Acquired and Acquiring Funds

APPENDIX A

Dates of Prospectuses, SAIs and Shareholder Reports

Fund	Prospectus Dated	Annual Reports	Semi-Annual Reports
Legg Mason Partners Variable Aggressive Growth Portfolio (A) (formerly Greenwich Street Series Fund—Salomon Brothers Variable Aggressive Growth Fund)	May 1, 2006 (Filed on May 1, 2006)	December 31, 2005 (Filed on March 13, 2006)	June 30, 2006 (Filed on September 8, 2006)

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (formerly Smith Barney Premier Selections All Cap Growth Portfolio)	February 28, 2006 (Filed on February 28, 2006)	October 31, 2005 (Filed on January 9, 2006)	April 30, 2006 (Filed on July 10, 2006)

Legg Mason Partners Variable Aggressive Growth Portfolio (B) (formerly Smith Barney Aggressive Growth Portfolio)	February 28, 2006 (Filed on February 28, 2006)	October 31, 2005 (Filed on January 9, 2006)	April 30, 2006 (Filed on July 10, 2006)

A-1

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this      day of                 , 2006, by and among [                    ], a [Massachusetts business trust/Maryland corporation] (the “Acquiring Entity”), with its principal place of business at [125 Broad Street, New York, New York 10004/100 Light Street, Baltimore, Maryland 21202], on behalf of its series [name of series] (the “Acquiring Fund”), [                    ], a [Massachusetts business trust/Maryland corporation] (the “Acquired Entity”), with its principal place of business at [125 Broad Street, New York, New York 10004/100 Light Street, Baltimore, Maryland 21202], [on behalf of its series [name of series]] (the “Acquired Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series or the sole series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) this Agreement shall constitute a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for classes of shares of [beneficial interest/common stock] of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of [beneficial interest/common stock] of the Acquired Fund (the “Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and [(3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund and termination of the Acquired Fund] [(3) the subsequent distribution of the Acquiring Fund Shares and any of the remaining properties and assets to the shareholders of the Acquired Fund and the termination of the Acquired Fund], as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

[Include if Acquired Entity will have no remaining series after the Reorganization:] WHEREAS, following the Reorganization, the Acquired Entity will deregister as an investment company in accordance with the rules of the Securities and Exchange Commission (the “Commission”);]

[Include if Acquired Entity is organized in Massachusetts and will have no remaining series after the Reorganization: WHEREAS, following the effective date of its deregistration, the Acquired Entity shall voluntarily dissolve in accordance with Massachusetts law;]

WHEREAS, the Acquired Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of [Trustees/Directors] of the Acquiring Entity (the “Acquiring Entity Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction;

WHEREAS, the Board of [Trustees/Directors] of the Acquired Entity (the “Acquired Entity Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to each class of the Acquired Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Fund’s net assets with respect to each class of the Acquired Fund (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). [Add as appropriate: For purposes of this Agreement, the Class [    ] shares of the Acquired Fund correspond to the Class [    ] shares of the Acquiring Fund, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund.]

1.2. The property and assets of the Acquired Entity, attributable to the Acquired Fund, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Entity, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Entity on behalf of the Acquiring Fund.

1.3. The Acquired Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid) and realized net capital gain as defined in the Code (after deduction for any available capital loss carryover), if any, for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such that the Acquired Fund will have no tax liability under Section 852 or Section 4982 for the current and any prior tax periods.

1.5. Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall [take such actions necessary to complete the reorganization of the Acquired Fund. To complete the reorganization, the Acquired Entity, on behalf of the Acquired Fund, shall] (a) distribute to the latter’s shareholders of record with respect to each class of Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Entity, on behalf of the Acquired Fund, pursuant to paragraph 1.1 [and (b) completely liquidate and dissolve in accordance with Massachusetts law] [and (b) thereafter, redeem or cancel, as the case may be, shares of the Acquired Fund in accordance with Maryland law and (c) terminate the Acquired Fund]. Such distribution [and liquidation] shall be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the

Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of each corresponding class owned by Acquired Fund Shareholders on the Closing Date. [All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund.] The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the [Securities and Exchange Commission (“Commission”)] [if already defined: Commission], any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of the Acquired Fund. [The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.]

[Include if the Acquired Entity is organized in Massachusetts and has no remaining series following the Reorganization: 1.8 As promptly as practicable following the Reorganization, the Acquired Entity will take all necessary action to effect its deregistration as an investment company in accordance with the rules and regulations of the Commission and shall subsequently voluntarily dissolve in accordance with the requirements of Massachusetts law.]

2. VALUATION

2.1. The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Acquired Entity Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquired Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquired Entity adopted in good faith by the Acquired Entity Board. All computations of value and amounts pursuant to this paragraph 2.1 shall be subject to confirmation by the Acquiring Fund’s independent registered public accounting firm.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Acquiring Entity Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquiring Entity adopted in good faith by the Acquiring Entity Board. All computations of value pursuant to this paragraph 2.2 shall be subject to confirmation by the Acquired Fund’s independent registered public accounting firm.

2.3. The number of Acquiring Fund Shares of each class to be issued in exchange for the Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to each class of Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the corresponding class, determined using the same valuation procedures referred to in paragraph 2.2.

3. CLOSING AND CLOSING DATE

3.1. Subject to the terms and conditions set forth herein, the Closing Date shall be [                    ], 2007, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Acquired Fund’s net asset value and/or the net asset value per share of each class of shares of the Acquiring Fund is calculated in accordance with paragraph 2.2 and after the declaration of any dividends. The Closing shall be held at the offices of [    ] or at such other time and/or place as the parties may agree.

3.2. The Acquired Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the

Acquiring Entity, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3. The Acquired Entity shall direct [                    ], in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Entity Board with respect to the Acquiring Fund and the Acquired Entity Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1. Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of the Acquired Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Entity, which is a [business trust/corporation] duly organized, validly existing and in good standing under the laws of the [Commonwealth of Massachusetts/State of Maryland], with power under its [Declaration of Trust/Articles of Incorporation], as amended and/or supplemented (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign [trust/corporation] in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Acquiring Entity) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result, in a material violation of [Massachusetts/Maryland] law or of the Acquired Entity Charter or the by-laws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Acquired Entity Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Entity, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund as at the last day of and for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, have been audited by [                    ], an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if the Acquired Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing: The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquired Fund as at the last day of and for the most recently completed fiscal half year of the Acquired Fund following the date of the audited annual statements referenced above [are/will be when sent to Acquired Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Acquiring Entity) [present/will present] fairly, in all material respects, the financial condition of the Acquired Fund, and all known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (after reduction for any allowable capital loss carryover) (as defined in the Code) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Acquired Fund will not have any tax liability under Section 852 or Section 4982.

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(n) The Acquired Fund will review its assets to ensure that at any time after its shareholders have approved this Agreement and prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2. Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Acquired Entity and the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Entity, which is a [business trust/corporation] duly organized, validly existing and in good standing under the laws of the [Commonwealth of Massachusetts/State of Maryland], with the power under its [Declaration of Trust/Articles of Incorporation], as amended and/or supplemented (the “Acquiring Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Entity is duly qualified to do business as a foreign [trust/corporation] in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Acquired Entity) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result, in a material violation of [Massachusetts/Maryland] law or of the Acquiring Entity Charter or the by-laws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquiring Fund’s business. The Acquiring Entity, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as at the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, have been audited by [                    ], an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if the Acquiring Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing: The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as at the last day of and for the most recently completed fiscal half year of the Acquiring Fund following the date of the audited annual statements referenced above [are/will be when sent to Acquiring Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Acquired Entity) [present/will present] fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the

Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (computed without regard to any deduction for dividends paid) (as defined in the Code) and (iii) any net capital gain (after reduction for any capital loss carryover) (as defined in the Code) for taxable years ending prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Entity, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1. The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2. The Acquired Entity will call and hold a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. The Acquired Entity, on behalf of the Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5. Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of the Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7. The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8. The Acquired Entity, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

5.9. The Acquiring Entity, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10. The Acquiring Entity shall not change the Acquiring Entity Charter, prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11. Prior to the Valuation Date, the Acquired Entity Board shall adopt the valuation procedures of the Acquiring Entity with respect to the Acquired Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED ENTITY

The obligations of the Acquired Entity, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Entity’s election, to the following conditions:

6.1. All representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2. The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3. The Acquiring Entity, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

6.4. The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Entity on behalf of the Acquiring Fund, by the Acquiring Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5. The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY

The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Entity’s election, to the following conditions:

7.1. All representations and warranties of the Acquired Entity, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2. The Acquired Entity, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of the Acquired Fund, on or before the Closing Date.

7.3. The Acquired Entity shall have delivered to the Acquiring Entity, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of the Acquired Fund. The Acquired Entity, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4. The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of the Acquired Fund, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5. The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY AND ACQUIRED ENTITY

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of the Acquired Fund, or the Acquiring Entity, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Entity Charter, the by-laws of the Acquired Entity, and [Massachusetts/Maryland] law, [Include for Massachusetts Acquired Entity that has no remaining series after the Reorganization: which approval shall include approval of the dissolution of the Acquired Entity under Massachusetts law], and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.1.

8.2. On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to the Acquired Fund, or the Acquiring Entity, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5. The parties shall have received the opinion of Dechert LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Acquired Entity, on behalf of the Acquired Fund, the Acquiring Entity, on behalf of the Acquiring Fund, and their respective authorized officers, (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities; (iii) the basis in the hands of the Acquiring Fund in the Assets will be the same as the basis of the Acquired Fund in the Assets immediately prior to the transfer thereof; (iv) the holding periods of the Assets in the hands of the Acquiring Fund will include the periods during which the Assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders except for gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code and/or stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code; (vi) no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares; (vii) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; and (viii) an Acquired Fund shareholder’s holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets. The delivery of such opinion is conditioned upon the receipt by Dechert LLP of representations it shall request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.5.

8.6. The Acquiring Entity, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of [Acquired Fund Counsel], in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the Acquired Fund, and its authorized officers: (a) the Acquired Entity is a [business trust/corporation] existing under the laws of the [Commonwealth of Massachusetts/State of Maryland]; (b) the Acquired Entity, with respect to the Acquired Fund, has the [power as a business trust/corporate power] to carry on its business as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquired Entity, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the by-laws of the Acquired Entity or any contracts or other documents known to [Acquired Fund Counsel] which can affect the rights or obligations of the Acquired Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Entity, on behalf of the Acquired Fund, under the federal laws of the United States or the laws of the [Commonwealth of Massachusetts/State of Maryland] for the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquired Entity pursuant to paragraph 4.1 of this Agreement, the Acquired Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquired Fund. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Acquired Fund Counsel] appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transactions contemplated hereby as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably request. With respect to all matters of [Massachusetts/Maryland] law, such counsel shall be entitled to state that, with the approval of the Acquiring Entity, they have relied on the opinion of [                    ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [                    ].

8.7. The Acquired Entity, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of [Acquiring Fund Counsel], in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Entity is a [business trust/corporation] existing under the laws of the [Commonwealth of Massachusetts/State of Maryland]; (b) the Acquiring Entity, with respect to the Acquiring Fund, has the [power as a business trust/corporate power] to carry on its business as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as is known to such counsel, delivered by the Acquiring Entity, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the by-laws of the Acquiring Entity or any contracts or other documents known to [Acquiring Fund Counsel] which can affect the rights and obligations of the Acquiring Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Entity, on behalf of the Acquiring Fund, under the federal laws of the United States or the laws of the [Commonwealth of Massachusetts/State of Maryland] with respect to the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquiring Entity pursuant to paragraph 4.2 of this Agreement, the Acquiring Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquiring Fund. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Acquiring Fund Counsel] appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transactions contemplated hereby as the Acquired Entity, on behalf of the Acquired Fund, may reasonably request. With respect to all matters of [Massachusetts/Maryland] law, such counsel shall be entitled to state that, with the approval of the Acquired Entity, they have relied on the opinion of [                    ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [                    ].

8.8. The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Entity Charter or in investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1. The Acquiring Entity, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2. The Acquired Entity, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1. The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2. Legg Mason Partners Fund Advisor, LLC will pay the printing, proxy solicitation, mailing and postage costs of the Reorganization. Additional costs, including expenses related to the preparation and filing of the Registration Statement, legal fees and auditor fees, shall be divided equally between Legg Mason Partners Fund Advisor, LLC, on the one hand, and the Acquiring Entity and the Acquired Entity, on the other hand. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1. The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2. The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity and the Acquiring Entity; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Add the following provision if any party is a Mass. business trust:

15.5. The [Acquired Entity Charter] [Acquiring Entity Charter] is [are] on file with the Secretary of State of the Commonwealth of Massachusetts. Consistent with the [Acquired Entity Charter] [Acquiring Entity Charter], the obligations of the [Acquired Entity] [Acquiring Entity] with respect to the [Acquired Fund] [Acquiring Fund] entered into in the name or on behalf the [Acquired Entity] [Acquiring Entity] by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the [Acquired Entity] [Acquiring Entity], personally, but bind only the assets of the [Acquired Entity] [Acquiring Entity] belonging to the [Acquired Fund] [Acquiring Fund], and all persons dealing with any series or funds of [Acquired Entity] [Acquiring Entity] must look solely to the assets of the [Acquired Entity] [Acquiring Entity] belonging to such series or fund for the enforcement of any claims against the [Acquired Entity] [Acquiring Entity].

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

[ACQUIRING ENTITY], on behalf of its series [ACQUIRING FUND]		[ACQUIRED ENTITY], on behalf of its series [ACQUIRED FUND]

By:		By:
	Name: Title:		Name: Title:

Solely for purposes of paragraph 10.2 of this Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LCC

By:
Name: Title:

SCHEDULE 4.1

SCHEDULE 4.2

APPENDIX C

Purchases, Redemptions and Exchanges of Fund Shares—

Other Shareholder Information

This section describes the classes of shares that the Acquiring Fund will make available after the Reorganizations are effected and how shareholders may buy and sell Fund shares. It also describes how the Fund values its securities and the Fund’s policies on frequent trading of Fund shares.

SHARE TRANSACTIONS

Availability of the Fund

Individuals may not purchase shares directly from the Fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the Fund.

The Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in the Fund described in this Proxy Statement/Prospectus. Shares of the Fund are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in the Fund could conflict due to differences of tax treatment and other considerations. The Fund currently does not foresee any disadvantages to investors arising from the fact that the Fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the Board of Directors of the Fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the Fund and shares of another fund may be substituted.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the Fund’s shareholders. The Fund reserves the right to reject any specific purchase order.

Class II shares of the Fund are subject to a distribution fee and are offered through a separate prospectus to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans.

Certain insurance companies may have selected, and the distributors may have made available, Class II shares with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributors or their affiliates to such insurance company would decrease.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the Fund will be the net asset value next determined after receipt by the Fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 7 days following receipt of instructions. The Fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

•	The New York Stock Exchange (the “NYSE”) is closed;

•	Trading on the NYSE is restricted;

•	An emergency exists as a result of which disposal by the Fund of securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or

•	As permitted by an Securities and Exchange Commission (“SEC”) order in extraordinary circumstances.

Subject to applicable law, the Fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and sales of Fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the Fund and its long-term shareholders, the Board of Directors of the Fund (the “Board”) has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity.

The Fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies and procedures discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds Fund shares for a number of its customers in one account. The Fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The Fund’s policies and procedures also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the Fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market timing and similar abusive practices.

The Fund’s policies and procedures provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the Fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the Fund has not adopted any specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes. The Fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of Fund shares that the Board may adopt in the future.

Share price

The price of Fund shares is based on the Fund’s net asset value. The Fund’s net asset value is the value of its assets minus its liabilities. The Fund calculates its net asset value every day the NYSE is open. The Fund calculates net asset value separately for each class of shares. The calculation is done when regular trading closes on the NYSE. If the NYSE closes early, the Fund accelerates the calculation of its net asset value to the actual closing time (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the Fund SAI.

The Board of Directors has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the Fund to the manager.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The Fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the Fund’s net asset value on the same date is considered a significant event, as described below, in response to which the Fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Because the Fund invests in securities that may be thinly traded, for which market quotations may not be readily available or may be unreliable-such as securities of small capitalization companies-the Fund may use the fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund prices its shares. The Fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

The Fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.

In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan, as agent for the Fund, must receive the orders from its underlying account holders before the NYSE closes. If the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will receive the next business day’s price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the Fund’s transfer agent before the transfer agent’s close of business.

Distributions and taxes

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify to be taxed as a regulated investment company, the Fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the Fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the Fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

Participating insurance companies should consult their tax advisors about federal, state and local tax consequences.

APPENDIX D

Comparison of Investment Objectives, Principal Investment Strategies and Management

The following chart lists the investment objective, principal investment policies, manager and portfolio manager. The chart provides a side-by-side comparison for shareholders of the Acquired Funds. For a more detailed analysis, including risk factors, please review the section “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Fund” in the Proxy Statement/Prospectus.

Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund) and Legg Mason Partners Variable Aggressive Growth Portfolio (A) (Acquired Fund)

	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund)	Legg Mason Partners Variable Aggressive Growth Portfolio (A) (Acquired Fund)
Investment Objective	Capital appreciation.	Capital appreciation.

Principal Investment Policies

The Fund invests primarily in common stocks of companies the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies comprising the S&P 500 Index.

The Fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of the Fund’s assets may be invested in the securities of such companies.

The Fund may invest up to 15% of its net assets in restricted securities, as defined under the 1933 Act.

The Fund may invest up to 10% of its assets in foreign securities, including securities denominated other than in U.S. dollars.

The Fund is diversified.

The Fund invests primarily in common stocks of companies the manager believes are experiencing, or will experience, growth in earnings and/or cash flow that exceeds the average rate of earnings growth of the companies that comprise the S&P 500 Index.

The Fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, a significant portion of the Fund’s assets may be invested in the securities of small to medium-sized companies because such companies often achieve higher earnings growth rates.

The Fund may invest in special situations involving new management, special products and techniques, unusual developments, mergers or liquidations.

The Fund may invest up to 20% of its total assets in securities of foreign issuers.

The Fund may use derivatives to hedge its investments, as a substitute for buying and selling securities or as a cash flow management technique.

For cash management purposes, the Fund may hold up to 35% of the total value of its assets in cash and invest in short-term instruments.

The Fund may not invest in a master demand note if as a result more than 10% of the value of the Fund’s total assets would be invested in such notes and other illiquid securities. The Fund may invest up to 15% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

The Fund is diversified.

	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund)	Legg Mason Partners Variable Aggressive Growth Portfolio (A) (Acquired Fund)
Principal Investment Strategies

The Fund emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk.

The Fund focuses primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the Fund acquires their stocks.

When evaluating an individual stock, the manager considers whether the company may benefit from:

•      New technologies, products or services;

•      New cost reduction measures;

•      Changes in management; or

Favorable changes in government regulations.

The Fund emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk.

The Fund focuses primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the Fund acquires their stocks.

When evaluating an individual stock, the manager considers whether the company may benefit from:

•      New technologies, products or services;

•      New cost reducing measures; or

•      Changes in management.

Investment Manager/ Sub-Adviser	LMPFA/ClearBridge	LMPFA/ClearBridge

Portfolio Manager	Richard A. Freeman	Richard A. Freeman

Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund) and Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (Acquired Fund)

	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund)	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (Acquired Fund)
Investment Objective	Capital appreciation.	Long-term capital growth.

Principal Investment Policies

The Fund invests primarily in common stocks of companies the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies comprising the S&P 500 Index.

The Fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of the Fund’s assets may be invested in the securities of such companies.

The Fund may invest up to 15% of its net assets in restricted securities, as defined under the 1933 Act.

The Fund may invest up to 10% of its assets in foreign securities, including securities denominated other than in U.S. dollars.

The Fund is diversified.

The Fund invests in the equity securities of growth companies. It is made up of a large cap growth segment, a mid cap growth segment and a small cap growth segment. Target allocations are 40% to the large cap growth segment and 30% to each of the mid cap and small cap growth segments.

The Large Cap Growth segment invests primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 1000 Growth Index at the time of this segment’s investment.

The Mid Cap Growth segment invests primarily in equity securities of medium sized companies. Medium sized companies are those whose market capitalizations are within the market capitalization range of companies in the S&P MidCap 400 Index at the time of this segment’s investment.

The Small Cap Growth segment invests primarily in equity securities of companies with small market capitalizations. Small capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 2000 Growth Index at the time of this segment’s investment.

The Fund may invest up to 25% of its assets in foreign securities, including those of issuers in emerging market countries and without regard to denomination.

The Fund may use derivative contracts to hedge its investments, as a substitute for buying or selling securities, as a cash flow management technique, or to enhance its return.

The Fund may engage in short sales (the losses from which may be unlimited).

While the Fund intends to be substantially fully invested in equity securities, it may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemption requests.

The Fund is diversified.

	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund)	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (Acquired Fund)
Principal Investment Strategies

The Fund emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk.

The Fund focuses primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the Fund acquires their stocks.

When evaluating an individual stock, the manager considers whether the company may benefit from:

•      New technologies, products or services;

•      New cost reduction measures;

•      Changes in management; or

Favorable changes in government regulations.

The Fund’s strategy is to combine the efforts of three segment managers and to invest in the stock selections considered most attractive in the opinion of each segment manager. Each segment manager builds a portfolio of stocks which the segment manager believes will offer superior long-term capital growth potential. The amount to be invested by the Fund in any particular security will be determined by the Fund’s manager, based on the recommendation of the segment managers. The manager will take steps to maintain the target allocations, which may result in additional transaction costs.

The large cap growth segment manager emphasizes individual security selection while diversifying this segment of the Fund’s investments across industries, which may help to reduce risk. The segment manager attempts to identify established large capitalization companies with the highest growth potential. The segment manager then analyzes each company in detail, ranking its management, strategy and competitive market position (as well as its earnings prospects, cash flow, financial condition, and return on equity). Finally, the segment manager attempts to identify the best values available among the growth companies identified.

The mid cap growth segment manager focuses on medium capitalization companies that exhibit attractive growth characteristics. The segment manager selects individual “growth” stocks for investment in two ways: by identifying those companies thought to have the most favorable growth prospects and by identifying those companies in the Mid Cap Growth segment’s size range which have favorable valuations relative to their growth characteristics. This strategy is commonly known as “growth at a reasonable price” and offers investors style diversification. The segment manager uses fundamental research to find stocks with strong growth potential and also uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics. The segment manager considers, among other things, the growth characteristics and management of an issuer.

	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (Acquiring Fund)	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (Acquired Fund)

•   The small cap growth segment manager focuses on small capitalization companies that exhibit attractive growth characteristics. The segment manager uses a disciplined investment process to identify small growth companies believed to be financially sound and that exhibit the potential to become much larger and more successful. Elements of this process include fundamental research, evaluation of key management and screening techniques. The segment manager examines, among other things, the growth characteristics and management of an issuer.

Investment Manager/ Sub-Adviser	LMPFA/ClearBridge	LMPFA/ClearBridge

Portfolio Manager	Richard A. Freeman	Alan Blake (Large Cap Growth segment), Brian M. Angerame and Derek J. Deutsch (Mid Cap Growth segment) and Timothy Woods (Small Cap Growth segment)

APPENDIX E

Form of Organization

Fund	Organization
Legg Mason Partners Variable Aggressive Growth Portfolio (A)	Series of a Massachusetts business trust
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	Series of a Massachusetts business trust
Legg Mason Partners Variable Aggressive Growth Portfolio (B)	Series of a Maryland corporation

E-1

APPENDIX F

Similarities and Differences in the Forms of Organization of the Acquired Funds and the Acquiring Fund

Comparison of Maryland Corporations and Massachusetts Trusts

In General

A fund organized as a Massachusetts Trust (a “Massachusetts Trust”) is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides so much flexibility compared to typical state corporate statutes, the Massachusetts Trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, provide.

A fund organized as a Maryland Corporation (a “Maryland Corporation”), on the other hand, is governed both by the Maryland General Corporation Law (the “MGCL”) and the Maryland Corporation’s charter. For a Maryland Corporation, unlike a Massachusetts Trust, the MGCL prescribes many aspects of Corporate governance.

Shareholders of a Maryland Corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts Trust, on the other hand, are not afforded the limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of each Fund organized as a Massachusetts Trust (a “Massachusetts Fund”) contains such provisions.

Similarly, the trustees of a Massachusetts Trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. The directors of a Maryland Corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization. Courts in Massachusetts have, however, recognized limitations of a trustee’s liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declarations for each of the Massachusetts Funds contain such provisions.

As a result of the initiatives discussed in “Effect of Proposed Shell Reorganizations of the Funds,” it is proposed that each Fund will become a series of a Maryland business trust. More information may be found under “Discussion of Maryland Trusts.”

Maryland Corporations

Each Maryland Corporation is governed by the MGCL, its charter and Bylaws. Some of the key provisions of the MGCL, the charters and Bylaws are summarized below. Although the Maryland corporations’ charters and Bylaws contain some very similar provisions, there are differences in a number of provisions. The following is a summary of the MGCL, the charter and Bylaws of each Maryland Corporation and is qualified in its entirety for each Maryland Corporation by reference to the MGCL and its charter and Bylaws.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. For each of the Maryland Corporations, shareholders of all series and classes vote together as a single class, except as otherwise required by the 1940 Act or required or permitted by their charters.

Election and Removal of Trustees

Shareholders of a Maryland corporation may vote on the election and removal of directors. Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act. Each Maryland corporation will call a meeting of shareholders whenever required by the 1940 Act to elect directors.

The charter of each Maryland Corporation generally provides that its Board has the power to set the number of directors and, in most circumstances, to fill vacancies except when the 1940 Act requires that a vacancy be filled by the shareholders. Directors are elected by a plurality vote and serve until their successors are elected and qualify.

Amendments to the Charter

Under the MGCL, shareholders of corporations registered as open-end investment companies are entitled to vote on amendments to the charter. However, the board of directors of an open-end investment company is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or designation of any class or series of stock and to change the par value of the authorized shares. The board of directors is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series.

Issuance and Redemption of Shares

The board of directors of each Maryland Corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of each Maryland Corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered an open-end investment company may involuntarily redeem a shareholder’s shares under certain circumstances, unless prohibited by the charter.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the equitable treatment of holders and series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The charters of the Maryland corporations generally do not restrict the authority to directors within this statutory framework to establish series and classes in addition to those currently established and to determined the rights and preferences of the shares of the series and classes.

Shareholder, Trustee and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of having been a director. The charter of the Acquiring Fund does contain such a provision which eliminates such liability to the maximum extent permitted by the MGCL. The charter of the Acquiring Fund generally provides for mandatory indemnification of directors and officers (including the advance of expenses) to the extent required or permitted by Maryland law. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

There are no provisions relating to shareholder derivative actions in the charters of any of the Maryland Corporations. Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Funds

Each Massachusetts Fund is governed by its own declaration of trust (each, a “Massachusetts Fund Declaration”). Although the Massachusetts Fund Declarations contain some very similar provisions, there are differences in a number of provisions. Some of the key provisions of the Massachusetts Fund Declarations are summarized below. Each is qualified in its entirety for each Massachusetts Trust by reference to its Declaration.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Shareholders of the Massachusetts Funds are generally entitled to vote only on matters required by the 1940 Act or other applicable laws and certain other matters, including (i) the election and removal of trustees, (ii) with respect to certain amendments to the Massachusetts Fund Declaration; and (iii) in connection with certain mergers, consolidations or sales of assets.

The 1940 Act does not require funds to hold an annual meeting of shareholders and none of the Massachusetts Funds are required to hold such meetings. Each Massachusetts Fund will call a special meeting of shareholders whenever required by the 1940 Act or by the terms of the Massachusetts Fund Declaration. The Declaration of Legg Mason Partners Investment Series provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. For each of the Massachusetts Funds shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Massachusetts Fund Declarations provide that the trustees determine the size of the board of trustees. Each also provides that vacancies on the board of trustees may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality vote of the shareholders. The Massachusetts Fund Declarations provide that trustees may be removed by vote of shareholders holding two-thirds of the voting power of the trust, or by vote of two-thirds of the remaining trustees.

Amendments to the Declaration

The trustees of each Massachusetts Fund are authorized to amend the Massachusetts Fund Declaration without the vote of shareholders only in limited circumstances. Shareholders of the Massachusetts Funds are entitled to vote only on amendments that would adversely affect the rights of shareholders to whom the amendment is applicable.

Each Massachusetts Fund Declaration places restrictions on amendments that may impair the exemption from personal liability granted in the Massachusetts Fund Declaration to the shareholders, trustees, officers, employees and agents of the Massachusetts Fund or that permit assessments upon shareholders or former shareholders. In addition, some of the Massachusetts Fund Declarations prohibit amendments that would limit the rights to indemnification or insurance provided in the Massachusetts Fund Declaration with respect to actions or omissions of persons entitled to indemnification under the Massachusetts Fund Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of each Massachusetts Fund are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preference, preemptive, conversion, exchange or similar rights, expect as the trustees may determine. The Massachusetts Fund Declarations provide that a shareholder may redeem his or her shares at the price determined in accordance with the Massachusetts Fund Declaration. The Massachusetts Fund Declarations provide that the Massachusetts Fund may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The Massachusetts Fund Declarations give broad authority to the trustees within this statutory framework to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time. The trustees are also authorized to terminate a series or a class at any time without a vote of shareholders. Each Massachusetts Fund Declaration provides that shares of a series represent an interest in that series only, and not in the assets of any other series or the Massachusetts Fund generally.

Shareholder, Trustee and Officer Liability

The Massachusetts Fund Declarations provide that shareholders have no personal liability for the obligations of the Massachusetts Fund and require the Massachusetts Fund to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the Massachusetts Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Massachusetts Fund Declarations provide that any person who is or has been a trustee, officer or employee of the Massachusetts Fund is not personally liable to any person in connection with the affairs of the Massachusetts Fund, other than the Massachusetts Fund and its shareholders. The Massachusetts Fund Declarations also provide that trustees may rely on expert advice, and will not be liable for errors of judgment or mistakes of fact or law. The Massachusetts Fund Declarations further provide that a trustee or officer is not liable to the Massachusetts Fund or to any shareholder for any actions or failure to act, and require the Massachusetts Fund to indemnify such persons for any liability and expenses incurred by such person, except in the case of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office with the Massachusetts Fund. The Massachusetts Fund Declarations provide that the Massachusetts Fund may advance to a trustee or officer the expenses of preparation and presentation of a defense to any claims brought, under certain circumstances.

Derivative Actions

The Massachusetts Fund Declarations provide that shareholders have the right to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or the shareholders.

Discussion of Maryland Trusts

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on Shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Each Declaration of a Maryland Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. For example, the trustees may amend the Declaration in any respect without shareholder approval. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the interests of shareholders. Similarly, the trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

The 1940 Act does not require funds to hold an annual meeting of shareholders, and the Maryland Trusts do not require such meetings. Each Maryland Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The Declarations provide for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the

Record Date. The Declarations provide that shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Declarations provide that the trustees establish the number of trustees. The Declarations also provide that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast of the shareholders at a meeting at which a quorum is present. The Declarations also provide that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by vote of shareholders holding two-thirds of the voting power of the trust, or by vote of two-thirds of the remaining trustees. The provisions of the Declarations relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees of each Maryland Trust are authorized to amend the Declarations in any respect without the vote of shareholders except in certain circumstances. Each Declaration prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or, employees of the Maryland Trust or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of each Maryland Trust are permitted to cause the Maryland Trust issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, expect as the trustees may determine. The Declarations provide that a shareholder may redeem his or her shares at the price determined in accordance with the Declaration. The Declarations also provide that a Maryland Trust may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees, giving the Maryland Trust the flexibility that may be needed to comply with recently enacted legislation such as the USA PATRIOT Act. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the Maryland Trust with identification required by that Act, or if the Maryland Trust is unable to verify the information received from the shareholder.

Disclosure of Shareholder Holdings

The Declarations specifically require shareholders, upon demand, to disclose to the Maryland Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Maryland Trust may disclose such ownership if required by law or regulation.

Small Accounts

Small accounts can be very costly to a fund and all of its shareholders and the Declaration gives the trustees the authority to deal with small accounts in a number of ways. Typically, the only way a fund has been able to deal with these accounts has been to close out the shareholder’s account by redeeming all of the shares in the account, even if the shareholder would like to continue his or her investment in the fund. Under the Declarations, the Maryland Trust would be permitted to assess a fee for small accounts and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. Each of the Maryland Trusts has been established as a series of a Maryland Trust. The Declarations give broad authority to the trustees within this statutory framework, and consistent with

Maryland law, to establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Declarations also give authority to the trustees to change any of those features, to terminate any series or class, and to combine series with other series in the trust, or to combine one of more classes of a series with another class in that series. For example, if a Fund has one or more classes with few shares outstanding, the Fund may combine one or more of its classes with another of its classes, or convert shares of one class into shares of another class, thus permitting the closure of small classes, and decreasing both costs and administrative burdens.

Each share of a Fund represents an interest in that Fund only, and not in the assets of any other Fund generally.

Shareholder, Trustee and Officer Liability

The Declarations provide that shareholders are not personally liable for the obligations of a Maryland Trust and require the Maryland Trust to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the Maryland Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declarations provide that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the Maryland Trust or theirs shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Maryland Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Each Declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under Maryland law, a trustee is liable to the Maryland Trust or its shareholders for monetary damages only (i) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (ii) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declarations require the Maryland Trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. Under the 1940 Act, a trustee or officer may not be indemnified by the Trust for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declarations also clarify that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Maryland Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Maryland Trust’s trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Maryland Trust, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Maryland Trust. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected Maryland Trust must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Maryland Trust in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Maryland Trust’s costs, including attorneys’ fees.

The Declarations also require that actions by shareholders against a Maryland Trust be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Each of the Funds is currently a Maryland Corporation, and each operates under charter documents that cover many of the same provisions discussed above. However, in most cases it is expected that the Declarations for the Maryland Trusts will provide broader authority to the trustees than the existing charters.

APPENDIX G

Portfolio Manager Compensation

ClearBridge.    ClearBridge investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel. ClearBridge investment professionals who are employed concurrently by ClearBridge and also by another investment manager affiliated with Legg Mason may be compensated under that other investment manager’s compensation program.

ClearBridge has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the Fund’s portfolio managers. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of ClearBridge revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment term’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-ClearBridge investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). ClearBridge may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable ClearBridge chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.

ClearBridge investment professionals who are employed concurrently by ClearBridge and also by another investment adviser affiliated with Legg Mason may be compensated under that other investment adviser’s compensation program.

A list of Fund holdings for the portfolio manager may be found in the SAI for the Acquiring Fund. See Appendix A for the date of the Acquiring Fund’s current SAI.

G-1

APPENDIX H

Financial Highlights of the Acquiring Fund

The financial highlights table is intended to help you understand the performance of Class I shares of the Acquiring Fund for the past five years. The Acquiring Fund is offering Class I shares to shareholders of the single class of Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio and to shareholders of Class I of Legg Mason Partners Variable Aggressive Growth Portfolio (A). The Acquiring Fund will offer Class II shares to Class II shareholders of Legg Mason Partners Variable Aggressive Growth Portfolio (A). Class II shares of the Acquiring Fund have not been offered as of the date of this Proxy Statement/Prospectus. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the Acquiring Fund’s financial statements, which, except for the financial highlights of the Acquiring Fund for the six months ended April 30, 2006, which are unaudited, have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, is included in the annual report (available upon request).

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Legg Mason Partners Variable Aggressive Growth Portfolio (B)	2006(1)		2005(2)	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$14.26		$12.24	$11.43	$9.09	$12.32	$15.03
Income (Loss) From Operations:
Net investment loss	(0.02)		(0.04)	(0.05)	(0.04)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	1.55		2.11	0.86	2.38	(3.18)	(2.66)

Total Income (Loss) From Operations	1.53		2.07	0.81	2.34	(3.23)	(2.71)

Less Distributions From:
Net realized gains	(0.00	)(3)	(0.05)	—	—	—	—

Total Distributions	(0.00	)(3)	(0.05)	—	—	—	—

Net Asset Value, End of Period	$15.79		$14.26	$12.24	$11.43	$9.09	$12.32

Total Return(4)	10.73%		16.94%	7.09%	25.74%	(26.22)%	(18.03)%
Net Assets, End of Period (Millions)	$1,190		$1,079	$920	$624	$415	$366

Ratios to Average Net Assets:
Gross expenses	0.77	%(5)	0.82%	0.82%	0.82%	0.83%	0.84%
Net expenses(6)	0.76	(5)(7)	0.82	0.82 (7)	0.82	0.83	0.84
Net investment loss	(0.22	)(5)	(0.27)	(0.44)	(0.49)	(0.50)	(0.40)
Portfolio Turnover Rate	0%		0%	4%	0%	9%	3%

(1)	For the six months ended April 30, 2006 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
(7)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

H-1

APPENDIX I

Management’s Discussion of Fund Performance for the Acquiring Fund

The discussion of performance for Legg Mason Partners Variable Aggressive Growth Portfolio (B) in this Appendix I is taken from the most recent annual report to shareholders and does not reflect developments occurring after the report was filed with the SEC and sent to shareholders. Please note in particular the name of the Fund has changed since the date of this report. The former name of the Acquiring Fund was “Smith Barney Aggressive Growth Portfolio.”

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the fiscal year. While surging oil prices, rising interest rates, and the impact of Hurricanes Katrina and Rita threatened to derail the economic expansion, growth remained solid throughout the period. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)i growth grew to 4.3%, marking the tenth consecutive quarter in which GDP growth grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates three times from June 2004 through September 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. The Fed again raised rates in early November, after the Funds’ reporting period had ended. All told, the Fed’s twelve rate hikes have brought the target for the federal funds rate from 1.00% to 4.00%. This represents the longest sustained Fed tightening cycle since 1976-1979.

During the 12-month period covered by this report, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 8.72%. Generally positive economic news, relatively benign core inflation, and strong corporate profits supported the market during much of the period.

Looking at the fiscal year as a whole, mid-cap stocks generated superior returns, with the Russell Midcapv, Russell 1000vi, and Russell 2000vii Indexes returning 18.09%, 10.47%, and 12.08%, respectively. From a market style perspective, value-oriented stocks significantly outperformed their growth counterparts, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 11.96% and 8.99%, respectively.

International stocks generated strong returns over the fiscal year, with the MSCI EAFE Growth Indexx returning 17.65% during the 1-year period ended October 31, 2005.

European stocks were supported by increased confidence over the strength of corporate earnings. Japanese stocks also performed well, as investors became increasingly optimistic regarding the country’s long anemic economy. In addition, the landslide victory of Prime Minister Koizumi’s Liberal Democratic Party improved market sentiment, especially among non-Japanese investors.

Within this environment, the Funds performed as follows:

Fund Performance as of October 31, 2005 (unaudited)

	6 Months	12 Months

Legg Mason Partners Variable Large Cap Value Portfolio (formerly, Smith Barney Large Cap Value Portfolio)	7.43%	10.26%

S&P 500/Barra Value Index	6.44%	10.17%

Lipper Variable Large-Cap Value Funds Category Average	4.34%	9.27%

Legg Mason Partners Variable Large Cap Growth Portfolio (formerly, Smith Barney Large Capitalization Growth Portfolio)	9.92%	10.74%

Russell 1000 Growth Index	7.59%	8.81%

Lipper Variable Large-Cap Growth Funds Category Average	9.93%	11.36%

Legg Mason Partners Variable Mid Cap Core Portfolio (formerly, Smith Barney Mid Cap Core Portfolio)	10.81%	12.33%

S&P MidCap 400 Index	11.33%	17.65%

Lipper Variable Mid-Cap Core Funds Category Average	10.54%	16.29%

Legg Mason Partners Variable Aggressive Growth Portfolio (formerly, Smith Barney Aggressive Growth Portfolio)	15.56%	16.94%

Russell 3000 Growth Index	8.04%	8.99%

Lipper Variable Multi-Cap Growth Funds Category Average	12.84%	14.64%

Legg Mason Partners Variable International All Cap Growth Portfolio (formerly, Smith Barney International All Cap Growth Portfolio)	7.53%	16.21%

MSCI EAFE Growth Index	8.63%	17.65%

Lipper Variable International Growth Funds Category Average	9.60%	18.01%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.
Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2005 and include the reinvestment of all distributions, including returns of capital, if any. Returns were calculated among the 97 funds for the six-month period and among the 94 funds for the 12-month period in the variable large-cap value funds category. Returns were calculated among the 185 funds for the six-month period and among the 184 funds for the 12-month period in the variable large-cap growth funds category. Returns were calculated among the 82 funds for the six-month period and among the 77 funds for the 12-month period in the variable mid-cap core funds category. Returns were calculated among the 117 funds for the six-month period and among the 116 funds for the 12-month period in the variable multi-cap growth funds category. Returns were calculated among the 57 funds for the six-month period and among the 50 funds for the 12-month period in the variable international growth funds category.

Please read on for a more detailed look at prevailing economic and market conditions during the Funds’ fiscal year and to learn how those conditions have affected Funds performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As a result, the Funds’ investment manager, Smith Barney Fund Management LLC (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a whole-owned subsidiary of Legg Mason. Completion of the sale caused the existing investment management contracts to terminate. Each Fund’s shareholders previously approved a new investment management contract between the Funds and the Manager, which became effective December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Funds’ Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Funds have been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Funds and their Manager with regard to recent regulatory developments is contained in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 1, 2005

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[x]	The MSCI EAFE Growth Index is an unmanaged index of growth stocks of companies located in Europe, Australasia and the Far East.

Manager Overview

Smith Barney Aggressive Growth Portfolio

Special Shareholder Notice

Effective November 1, 2005, the management fee payable by Legg Mason Partners Variable Aggressive Growth Portfolio (formerly Smith Barney Aggressive Growth Portfolio) was reduced from 0.80% to 0.75% for asset levels up to $1 billion and is calculated in accordance with the following breakpoint schedule with the management fee reduced at breakpoints beginning at asset levels over $1 billion:

Breakpoint Schedule Based on Net Assets of the Fund	Management Fee
First $1 Billion	0.750%

Next $1 Billion	0.725%

Next $3 Billion	0.700%

Next $5 Billion	0.675%

Over $10 Billion	0.650%

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a number of setbacks and obstacles, the domestic economy continued to expand during the 12-month reporting period. The major roadblocks to progress were the same for much of the past year: the Federal Reserve Board (“Fed”)i continued to raise interest rates; oil and energy prices reached new record highs; and the effects of the hurricanes on the Gulf Coast. The price of oil skyrocketed throughout the year, from $43 per barrel at the start of 2005 to a high of just under $70 at the end of August, as a result of tension in the Middle East, increased demand from China, labor strikes in Venezuela, and weather-related supply interruptions. Several of these factors, especially higher energy prices, have weighed heavily on the consumer resulting in some reining-in of consumer spending. The housing market continued at a torrid pace throughout the year, showing signs of cooling only in the last few months, despite increasing short-term interest rates throughout the year and recent credit tightening from banks. The war in Iraq continued to put a strain on international relations and domestic spending. The continued dual deficits (both trade and budget deficits) have become a concern to the market with regard to their effect on long-term growth.

While the market experienced some short-term volatility during the period, especially in the first quarter of 2005, the domestic stock market in general registered gains over the past twelve months. However, most of the gains occurred at the end of 2004 following the Presidential election. With the uncertainty from the election removed, the S&P 500 Indexii rallied over 7% from Election Day until the end of year. But in 2005, the equity market has stayed within a narrow range, with the S&P 500 Index ending the third quarter of 2005 virtually flat for the year. In general, market leadership over the period came from the mid- and small-cap stocks, as large-caps had positive returns but lagged their smaller counterparts, while value-oriented stocks continued to outperform growth-oriented stocks.

Performance Update1

For the 12 months ended October 31, 2005, the Legg Mason Partners Variable Aggressive Growth Portfolio (formerly Smith Barney Aggressive Growth Portfolio) returned 16.94%. The Fund outperformed its unmanaged benchmark, the Russell 3000 Growth Index,iii which returned 8.99% for the same period. It also outperformed the Fund’s Lipper Variable Multi-Cap Growth Funds Category Average2, which increased 14.64%.

Q. What were the most significant factors affecting Fund performance?

A. Compared to the benchmark index, both the Fund’s sector allocation and stock selection had a significant positive effect. The Fund remained fairly concentrated throughout the period, with considerable overweights to the energy, health care, and financials sectors, and a sizable underweight to information technology, all of which made significant contributions to the Fund’s outperformance of the benchmark. In particular, the Fund’s overweight allocation to energy stocks—more than three times that of the benchmark index—and its focus on oil drilling, production and related services and equipment stocks, had an especially large impact on Fund outperformance due in part to the record high prices set for oil during the period. Stock selection in information technology and financials also made a very large contribution to performance for the period.

What were the leading contributors to performance?

A. In terms of individual stock holdings, the leading contributors to performance included positions in UnitedHealth Group Inc., Genzyme Corp. and Amgen Inc. in health care, Lehman Brothers Holdings Inc. in financials and Anadarko Petroleum Corp. in energy.

What were the leading detractors from performance?

A. In terms of individual stock holdings, the leading detractors from performance included positions in Biogen Idec Inc., Forest Laboratories Inc., ImClone Systems Inc., and Millennium Pharmaceuticals Inc., all in health care, and Tyco International Ltd. in industrials.

Q. Were there any significant changes to the Fund during the reporting period?

A. No significant changes were made during the period. At the close of the period, the portfolio remained overweight health care, energy, and financials, market weight consumer discretionary, underweight information technology, industrials and telecommunication services, with no significant holdings in consumer staples, materials or utilities.

[1]	The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Fund.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 116 funds in the Fund’s Lipper category.

Thank you for your investment in the Legg Mason Partners Variable Aggressive Growth Portfolio (formerly, Smith Barney Aggressive Growth Portfolio). As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Richard Freeman

Portfolio Manager

December 1, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: UnitedHealth Group Inc. (9.0%), Lehman Brothers Holdings Inc. (6.8%), Anadarko Petroleum Corp. (6.7%), Genzyme Corp. (5.3%), Amgen Inc. (5.2%), Weatherford International Ltd. (4.3%), Forest Laboratories Inc. (3.5%), Chiron Corp. (3.5%), Comcast Corp. Special Class A Shares (3.4%) and Time Warner Inc. (3.0%). Please refer to pages 48 through 51 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2005 were: Health Care (37.4%), Consumer Discretionary (14.6%), Energy (13.6%), Information Technology (12.8%) and Financials (11.0%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund may invest a significant portion of its assets in small- and mid-cap companies which may be more volatile than an investment that focuses only on large-cap companies. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Fund at a Glance (unaudited)

Legg Mason Partners Variable Aggressive Growth Portfolio (formerly, Smith Barney Aggressive Growth Portfolio)

Fund Performance

Legg Mason Partners Variable Aggressive Growth Portfolio (formerly, Smith Barney Aggressive Growth Portfolio)

Average Annual Total Returns† (unaudited)
Twelve Months Ended 10/31/05	16.94%

Five Years Ended 10/31/05	(0.97)

11/1/99* through 10/31/05	6.17

Cumulative Total Return† (unaudited)
11/1/99* through 10/31/05	43.24%

†	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

*	Commencement of operations.

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the Legg Mason Partners Variable Aggressive Growth Portfolio (formerly, Smith Barney Aggressive Growth Portfolio) vs. Russell 3000 Growth Index† (November 1999 — October 2005)

†	Hypothetical illustration of $10,000 invested in shares of the Legg Mason Partners Variable Aggressive Growth Portfolio (formerly, Smith Barney Aggressive Growth Portfolio) on November 1, 1999 (commencement of operations), assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2005. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which if reflected, would reduce the total returns.

APPENDIX J

Historical Performance for the Funds

Performance Information

The information below provides an indication of the risks of investing in each Fund by showing changes in its performance from year to year for each of the past ten years (or since inception, if less) and by showing how the Fund’s average annual total returns compared with the returns of a broad-based securities market index. The bar charts below show performance of Class I shares of Legg Mason Partners Variable Aggressive Growth Portfolio (A), the single share class of Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio and the single share class of Legg Mason Partners Variable Aggressive Growth Portfolio (B). Legg Mason Partners Variable Aggressive Growth Portfolio (B) did not offer Class II shares as of the date of this Proxy Statement/Prospectus. The tables below indicate the risk of investing in the Funds by comparing the average annual total return of each class of shares, as applicable, for the periods shown to that of their benchmark index. The past performance of each Fund is not necessarily an indication of how the Fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if those expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

Legg Mason Partners Variable Aggressive Growth Portfolio (A)

Total Returns for Class I Shares

Highest and Lowest Quarter Returns (for periods shown in bar chart):

Highest: 63.83% in 4th quarter 1999; Lowest: (24.76)% in 2nd quarter 2002.

Comparative Performance

The table indicates the risk of investing in the Fund by comparing the average annual total return for the periods shown to that of the Russell 3000 Growth Index. The performance indicated does not reflect policy charges which, if included, would lessen performance.

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns for the periods ended December 31, 2005

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class I Shares	9.89%	1.38%	18.65%	N/A	N/A
Class II Shares	9.64%	N/A	N/A	15.89%	5/12/03
Russell 3000 Growth Index*	5.17%	(3.15)%	6.48%	N/A	N/A

*	The Russell 3000 Growth Index is a broad based unmanaged index of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the index. The index does not reflect deductions for fees expenses or taxes.

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

Total Returns

Highest and Lowest Quarter Returns (for periods shown in bar chart):

Highest: 18.11% in 4th quarter 2001; Lowest: (20.75)% in 3rd quarter 2001

Year-to-Date Performance: 1.79% as of September 30, 2006

Comparative Performance

The table indicates the risk of investing in the Fund by comparing the average annual total return for the periods shown to that of the Russell 3000 Growth Index. The performance indicated does not reflect variable policy charges which, if included, would lessen performance.

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns for the periods ended 12/31/2005

	1 Year	5 Years	Since Inception	Inception Date
Fund	6.31%	(1.59)%	4.26%	09/15/99
S&P MidCap 400 Index(1)	12.56%	8.60%	11.42%	*
Russell 1000 Growth Index(2)	5.26%	(3.58)%	(3.76)%	*
Russell 2000 Growth Index(3)	4.15%	2.28%	2.15%	*

(1)	The S&P MidCap 400 Index is a market-value weighted index consisting of 400 domestic stocks chosen for market size, liquidity and industry group representation.
(2)	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(3)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
*	Index comparison begins on 09/15/99. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

Legg Mason Partners Variable Aggressive Growth Portfolio (B)

Total Returns

Highest and Lowest Quarter Returns (for periods shown in bar chart):

Highest: 18.02% in 2nd quarter 2001; Lowest: (26.38)% in 2nd quarter 2002

Year-to-Date Performance: 4.51% as of September 30, 2006

Comparative Performance

The table indicates the risk of investing in the Fund by comparing the average annual total return for the periods shown to that of the Russell 3000 Growth Index. The performance indicated does not reflect variable policy charges which, if included, would lessen performance.

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Return for the periods ended December 31, 2005

	1 Year	5 Years	Since Inception	Inception Date
Fund	11.64%	1.30%	6.73%	11/1/99
Russell 3000 Growth Index	5.17%	(3.15)%	(4.05)%	*

*	The Russell 3000 Growth Index is a broad based unmanaged index of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. Index comparison begins on 11/1/99. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

APPENDIX K

Comparison of Board Composition

Current Acquired Fund Board	Post-Implementation Acquiring Fund Board*
Legg Mason Partners Variable Aggressive Growth Portfolio (A)	Legg Mason Partners Variable Aggressive Growth Portfolio (B)

Herbert Barg	Paul R. Ades
Martin Brody	Andrew L. Breech
Dwight B. Crane	Dwight B. Crane
Burt N. Dorsett	Robert M. Frayn, Jr.
Elliot S. Jaffe	Frank G. Hubbard
Stephen E. Kaufman	Howard J. Johnson
Joseph McCann	David E. Maryatt
Cornelius C. Rose, Jr.	Jerome H. Miller

Interested Board Member:	Ken Miller
R. Jay Gerken	John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Interested Board Member:
R. Jay Gerken (collectively, “Board A”)

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	Legg Mason Partners Variable Aggressive Growth Portfolio (B)

Elliott J. Berv	Board A
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Interested Board Member:
R. Jay Gerken

*	The Post-Implementation Acquiring Fund Board reflects the composition of the “equity” board. Shareholders of the Acquiring Fund and the Acquired Fund, in separate proxy votes, have elected the members of the equity board to oversee the respective funds. Therefore, following the Reorganization (expected to occur on April 27, 2007) and the effectiveness of the governance related changes (expected to be implemented during the first half of 2007), the combined fund will be overseen by the “equity” board.

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APPENDIX L

Instructions for Signing the Voting Instruction Card

The following general rules for signing the voting instruction card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3.	All Other Accounts: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith Jr., Executor

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APPENDIX M

5% Shareholders of the Acquired and Acquiring Funds

Fund	Class of Shares	Name and Address of Owner	Percent of Class
Legg Mason Partners Variable Aggressive Growth Portfolio (B)	I	MetLife Life and Annuity Co of CT Attn: Shareholder Accounting Dept PO Box 990027 Hartford, CT 06199-0027	53.0317%

Legg Mason Partners Variable Aggressive Growth Portfolio (B)	I	MetLife Life and Annuity Co of CT Attn: Shareholder Accounting Dept PO Box 990027 Hartford, CT 06199-0027	40.0777%

Legg Mason Partners Variable Aggressive Growth Portfolio (B)	I	MetLife Investors USA Ins Co Met Life Investors USA Separate Account A 5 Park Plz Ste 1900 Irvine, CA 92614-2549	5.8583%

Legg Mason Partners Variable Aggressive Growth Portfolio (A)	I	MetLife Life and Annuity Co of CT Attn: Shareholder Accounting Dept PO Box 990027 Hartford, CT 06199-0027	45.8120%

Legg Mason Partners Variable Aggressive Growth Portfolio (A)	I	MetLife Life and Annuity Co of CT Attn: Shareholder Accounting Dept PO Box 990027 Hartford, CT 06199-0027	38.8815%

Legg Mason Partners Variable Aggressive Growth Portfolio (A)	I	IDS Life Insurance Corp Separate Account AGI-A 222 AXP Financial Center Minneapolis, MN 55474	12.7102%

Legg Mason Partners Variable Aggressive Growth Portfolio (A)	II	MetLife Life and Annuity Co of CT Attn: Shareholder Accounting Dept PO Box 990027 Hartford, CT 06199-0027	28.4581%

Legg Mason Partners Variable Aggressive Growth Portfolio (A)	II	GE Life Annuity Assurance Co (GELAAC) Attn: Variable Accounting 6610 W Broad St Richmond, VA 23230	27.8318%

Legg Mason Partners Variable Aggressive Growth Portfolio (A)	II	MetLife Insurance Co of Connecticut Attn: Shareholder Accounting Dept PO Box 90027 Hartford, CT 06199-0027	24.9095%

Legg Mason Partners Variable Aggressive Growth Portfolio (A)	II	Security Benefit Life Insurance Co-FBO Unbundled C/O Variable Annuity Dept 1 Security Benefit Pl Topeka, KS 66636-00001	11.3244%

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	Single Class	MetLife Life and Annuity Co of CT Attn: Shareholder Accounting Dept PO Box 990027 Hartford, CT 06199-0027	48.6339%

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	Single Class	MetLife Insurance Co of Connecticut Attn: Shareholder Accounting Dept PO Box 90027 Hartford, CT 06199-0027	48.4585%

M-1

Legg Mason Partners Variable Aggressive Growth Portfolio (A)

(formerly Greenwich Street Series Fund—Salomon Brothers Variable Aggressive Growth Fund)

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 28, 2006

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Legg Mason Partners Variable Aggressive Growth Portfolio (A) (formerly Greenwich Street Series Fund—Salomon Brothers Variable Aggressive Growth Fund)	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (formerly Smith Barney Aggressive Growth Portfolio)

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (formerly Smith Barney Premier Selections All Cap Growth Portfolio)	Legg Mason Partners Variable Aggressive Growth Portfolio (B) (formerly Smith Barney Aggressive Growth Portfolio)

125 Broad Street New York, New York 10004 1-800-451-2010	125 Broad Street New York, New York 10004 1-800-451-2010

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated December 28, 2006, relating specifically to the proposed transfer of all of the assets and the assumption of all of the liabilities of each of Legg Mason Partners Variable Aggressive Growth Portfolio (A) (formerly Greenwich Street Series Fund—Salomon Brothers Variable Aggressive Growth Fund) and Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (formerly Smith Barney Premier Selections All Cap Growth Portfolio) (the “Acquired Funds”) in exchange for shares of Legg Mason Partners Variable Aggressive Growth Portfolio (B) (formerly Smith Barney Aggressive Growth Portfolio) (the “Acquiring Fund”) having an aggregate value equal to those of the Acquired Funds. To obtain a copy of the Proxy Statement/Prospectus, please write to the Acquiring Fund at the address set forth above or call 1-800-451-2010. The transfer is to occur pursuant to an Agreement and Plan of Reorganization for each Acquired Fund. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

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GENERAL INFORMATION

A Special Meeting of Shareholders of the Acquired Funds to consider the Reorganizations will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022, on February 9, 2007, at 10:00 a.m., Eastern time. For further information about the Reorganizations, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated December 28, 2006 consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.	The Statement of Additional Information of Legg Mason Partners Variable Aggressive Growth Portfolio, a series of Legg Mason Partners Variable Portfolios III, Inc., dated February 28, 2006, as supplemented to date. SEC FILE DATE: FEBRUARY 28, 2006 (ACCESSION NO. 0001193125-06-041195).

2.	Annual report of Legg Mason Partners Variable Aggressive Growth Portfolio, a series of Legg Mason Partners Variable Portfolios III, Inc., for the year ended October 31, 2005. SEC FILE DATE: JANUARY 9, 2006 (ACCESSION NO. 0001193125-06-003424).

3.	Semi-Annual report of Legg Mason Partners Variable Aggressive Growth Portfolio, a series of Legg Mason Partners Variable Portfolios III, Inc., for the period ended April 30, 2006. SEC FILE DATE: JULY 10, 2006 (ACCESSION NO. 0001193125-06-143963).

4.	The Statement of Additional Information of Legg Mason Partners Variable Aggressive Growth Portfolio a series of Legg Mason Partners Variable Portfolios II, dated May 1, 2006, as supplemented to date. SEC FILE DATE: MAY 1, 2006 (ACCESSION NO. 0000950123-06-005464).

5.	Annual report of Legg Mason Partners Variable Aggressive Growth Portfolio a series of Legg Mason Partners Variable Portfolios II, for the year ended December 31, 2005. SEC FILE DATE: MARCH 13, 2006 (ACCESSION NO. 0000950123-06-003025).

6.	Semi-Annual report of Legg Mason Partners Variable Aggressive Growth Portfolio a series of Legg Mason Partners Variable Portfolios II, for the period ended June 30, 2006. SEC FILE DATE: SEPTEMBER 8, 2006 (ACCESSION NO. 0000950123-06-011372).

7.	The Statement of Additional Information of Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio, a series of Legg Mason Partners Investment Series, dated February 28, 2006, as supplemented to date. SEC FILE DATE: FEBRUARY 27, 2006 (ACCESSION NO. 0001193125-06-039034).

8.	Annual report of Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio, a series of Legg Mason Partners Investment Series, for the year ended October 31, 2005. SEC FILE DATE: JANUARY 9, 2006 (ACCESSION NO. 0001193125-06-003414).

9.	Semi-Annual report of Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio, a series of Legg Mason Partners Investment Series, for the period ended April 30, 2006. SEC FILE DATE: JULY 10, 2006 (ACCESSION NO. 0001193125-06-143854).

2

PRO FORMA FINANCIAL STATEMENTS

No pro forma financial statements are required for the respective Reorganizations of Legg Mason Partners Variable Aggressive Growth Portfolio (A) and Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio into Legg Mason Partners Variable Aggressive Growth Portfolio (B) under current requirements of the SEC, because each of Legg Mason Partners Variable Aggressive Growth Portfolio (A)’s and Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio’s net asset value does not exceed 10% of Legg Mason Partners Variable Aggressive Growth Portfolio (B), in each case, measured as of October 31, 2006.

3